EXHIBIT 10.5

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                           INTERCREDITOR, SECURITY AND
                           COLLATERAL AGENCY AGREEMENT


                          Dated as of October 28, 2004


                                      among


                         ABRAXAS PETROLEUM CORPORATION,
                                as the Borrower,


                        THE SUBSIDIARIES OF THE BORROWER
                          LISTED ON SCHEDULE I HERETO,
                                 as Guarantors,


                           WELLS FARGO FOOTHILL, INC.,
               as Revolving Credit Facility Administrative Agent,


                       GUGGENHEIM CORPORATE FUNDING, LLC,
                      as Bridge Loan Administrative Agent,


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee and Collateral Agent



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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.         Definitions..............................................5
Section 1.02.         Generic Terms............................................6
Section 1.03.         Construction.............................................6
Section 1.04.         Times....................................................6

                                   ARTICLE II
                         SECURITY INTERESTS; COLLATERAL

Section 2.01.         Security Interests.......................................6
Section 2.02.         Sales and Dispositions of Collateral Without Release
                      or Consent..............................................11
Section 2.03.         Assets Sales; Release of Affected Assets................12
Section 2.04.         Termination of Security Interests.......................13
Section 2.05.         No Alteration of Priority...............................13
Section 2.06.         Marshaling..............................................14
Section 2.07.         Maintenance of Properties...............................14
Section 2.08.         Negative Covenants......................................14

                                   ARTICLE III
                                     LEGENDS

Section 3.01.         Legends.................................................15

                                   ARTICLE IV
                            COLLATERAL AGENT ACCOUNTS

Section 4.01.         Establishment of the Collateral Agent Accounts..........16
Section 4.02.         Funding of Asset Sale Proceeds Account and Bridge
                      Loan Asset Sale Proceeds Account........................17
Section 4.03.         Funding of  Collateral Account..........................18
Section 4.04.         Distribution of Amounts on Deposit in Asset Sale
                      Proceeds Account and Bridge Loan Asset Sale
                      Proceeds Account........................................19
Section 4.05.         Distribution of Amounts on Deposit in Bridge Loan
                      Asset Proceeds Account..................................19
Section 4.06.         Distribution of Amounts on Deposit in Collateral
                      Account During Default Period...........................21
Section 4.07.         Payments Under Debt Documents Not During Default Period.24
Section 4.08.         Payments Not in Compliance with this Article IV.........25

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                                    ARTICLE V
                              THE COLLATERAL AGENT

Section 5.01.         Appointment and Powers..................................25
Section 5.02.         Performance of Duties...................................25
Section 5.03.         Reliance Upon Documents.................................26
Section 5.04.         Successor Collateral Agent..............................26
Section 5.05.         Indemnification.........................................28
Section 5.06.         Compensation and Reimbursement..........................28
Section 5.07.         Representations and Warranties of the Collateral Agent..28
Section 5.08.         Representations and Warranties of each Borrower Party...29
Section 5.09.         Representations and Warranties of each Secured Party....30
Section 5.10.         Waiver of Setoffs.......................................31

                                   ARTICLE VI
                             CONTROL PARTY; REMEDIES

Section 6.01.         Exercise of Remedies; Management of Collateral..........31
Section 6.02.         Control Party...........................................32
Section 6.03.         Rights and Remedies.....................................32
Section 6.04.         Bankruptcy Issues.......................................34
Section 6.05.         Notice of Default and Certain Events....................36
Section 6.06.         Remedies Cumulative.....................................36
Section 6.07.         The Collateral Agent's and Secured Parties'
                      Liability for Collateral................................36
Section 6.08.         Amounts Collected.......................................37
Section 6.09.         Appraisals..............................................37
Section 6.10.         Reinstatement...........................................37
Section 6.11.         Trust Indenture Act.....................................37

                                   ARTICLE VII
                       SUBORDINATION; FINANCING AGREEMENTS

Section 7.01.         Blockage of Payments to the Junior Secured Parties......37
Section 7.02.         Payments Held in Trust/Turnover.........................38
Section 7.03.         Collateral Agent to Effectuate Subordination............38
Section 7.04.         No Waiver of Subordination Provisions...................38
Section 7.05.         Modification of Financing Agreements....................38

                                  ARTICLE VIII
                                  MISCELLANEOUS

Section 8.01.         Amendments..............................................41
Section 8.02.         Notices.................................................41
Section 8.03.         Severability............................................41
Section 8.04.         Term of this Agreement..................................41
Section 8.05.         Assignments.............................................42
Section 8.06.         TRIAL BY JURY WAIVED....................................42


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Section 8.07.         GOVERNING LAW...........................................43
Section 8.08.         Consents to Jurisdiction................................43
Section 8.09.         Time of Essence.........................................43
Section 8.10.         Counterparts............................................43
Section 8.11.         Integration.............................................43
Section 8.12.         Headings................................................43
Section 8.13.         Full Recourse...........................................43
Section 8.14.         Collateral Agent and its Affiliates.....................44



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     INTERCREDITOR,  SECURITY AND COLLATERAL AGENCY AGREEMENT (this "Agreement")
dated as of October 28, 2004, among (i) ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (the "Borrower"), (ii) the subsidiaries of the Borrower listed on
Schedule I hereto  (the  "Guarantors"),  (iii)  WELLS FARGO  FOOTHILL,  INC.,  a
California  corporation,  in its capacity as agent (in such  capacity,  together
with  any  successor  in  such   capacity,   the  "Revolving   Credit   Facility
Administrative  Agent") for the lenders who are from time to time parties to the
Revolving  Credit  Facility   Documents   referred  to  herein  (the  "Revolving
Lenders"), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacities as trustee (in such capacity, together with any successor in such capacity, the "Trustee") for the holders of securities issued under the Noteholder Documents referred to herein (the "Noteholders"), and as collateral agent (in such capacity, together with any successor in such capacity appointed in accordance with the terms of this Agreement, the "Collateral Agent") for the Secured Parties referred to herein, and (v) GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company, in its capacity as agent (in such capacity, together with any successor in such capacity, the "Bridge Loan Administrative Agent") for the lenders who are from time to time parties to the Bridge Loan Documents referred to herein (the "Bridge Lenders").

                                    RECITALS

     A. Concurrently herewith, (i) the Borrower is entering into the Loan Agreement, dated as of the date hereof (the "Revolving Credit Facility"), with the Revolving Lenders and the Revolving Credit Facility Administrative Agent pursuant to which the Revolving Lenders may from time to time make loans and other financial accommodations to the Borrower and (ii) each of the Guarantors is guarantying (each, a "Revolving Credit Facility Guaranty") the obligations of the Borrower owing to the Revolving Credit Facility Administrative Agent and the Revolving Lenders under the Revolving Credit Facility.

     B. Concurrently herewith, (i) each of the Borrower and the Guarantors is entering into the Indenture, dated as of the date hereof (the "Indenture"), among the Borrower, the Guarantors and the Trustee, pursuant to which $125,000,000 aggregate principal amount of Floating Rate Senior Secured Notes due 2009 of the Borrower (the "Notes") are being issued and (ii) each of the Guarantors is guarantying (each, a "Noteholder Guaranty") the obligations of the Borrower owing to the Trustee and the Noteholders under the Notes and the Indenture.

     C. Concurrently herewith, (i) the Borrower is entering into the Loan Agreement, dated as of the date hereof (the "Bridge Loan"), with the Bridge Lenders and the Bridge Loan Administrative Agent, pursuant to which the Bridge Lenders have agreed to make loans and other financial accommodations to the Borrower, and (ii) each of the Guarantors is guarantying (each, a "Bridge Loan Guaranty") the obligations of the Borrower owing to the Bridge Loan Administrative Agent and the Bridge Lenders under the Bridge Loan.

     D. The Revolving Lenders and the Noteholders wish to agree as to their respective rights and priorities with respect to payments received in respect of Senior Indebtedness referred to herein and proceeds of the Collateral referred to herein, and as to certain other rights, priorities and interests as between and among the Revolving Credit Facility Administrative Agent and the Revolving Lenders, and the Trustee and the Noteholders, as the holders of Senior Indebtedness.

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

     E. The parties hereto wish to agree as to the priority of the repayment of the Senior Indebtedness and the Junior Indebtedness referred to herein, and the rights of each with respect thereto, and as to their respective liens upon and security interests in the Collateral, and as to certain other rights, priorities and interests as between and among the Revolving Credit Facility Administrative Agent and the Revolving Lenders, the Trustee and the Noteholders, and the Bridge Loan Administrative Agent and the Bridge Lenders, as the holders of Secured Obligations referred to herein.

     F. In order to provide security for the prompt payment and performance of the Borrower's obligations under the Revolving Credit Facility, the Indenture and the Bridge Loan, the Borrower is entering into certain mortgages, deeds of trust, debentures, security agreements, pledge agreements, collateral assignments and other security documents, including this Agreement (collectively, the "Borrower Security Documents"), pursuant to which the Borrower is agreeing to grant to the Collateral Agent, on behalf of and for the benefit of (i) the Revolving Credit Facility Administrative Agent and the Revolving Lenders, a shared first priority security interest in the Collateral,
(ii) the Trustee and the Noteholders, a shared first priority security interest in the Collateral, and (iii) the Bridge Loan Administrative Agent and the Bridge Lenders, a second priority security interest in the Collateral, in each case, in the manner set forth in this Agreement and the other Borrower Security Documents.

     G. In order to provide security for the prompt payment and performance of its obligations under each Revolving Credit Facility Guaranty, Noteholder Guaranty and Bridge Loan Guaranty to which it is a party, each Guarantor is entering into certain mortgages, deeds of trust, debentures, security agreements, pledge agreements, collateral assignments and other security documents, including this Agreement (collectively, the "Guaranty Security Documents"), pursuant to which each such Guarantor is agreeing to grant to the Collateral Agent, on behalf of and for the benefit of (i) the Revolving Credit Facility Administrative Agent and the Revolving Lenders, a shared first priority security interest in the Collateral with respect to such Guarantor, (ii) the Trustee and the Noteholders, a shared first priority security interest in the Collateral with respect to such Guarantor, and (iii) the Bridge Loan Administrative Agent and the Bridge Lenders, a second priority security interest in the Collateral with respect to such Guarantor, in each case, in the manner set forth in this Agreement and the other Guaranty Security Documents.

                                   AGREEMENTS

     In consideration of the premises and of the agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

                                   ARTICLE I

                                   DEFINITIONS

    Section 1.01 Definitions. Certain capitalized terms used herein have the meanings set forth in Appendix A hereto. Terms not defined herein have the respective meanings assigned thereto in the Indenture in effect on the Closing Date.

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     Section 1.02.  Generic Terms. The terms "hereof,"  "herein" or "hereunder,"
unless otherwise modified by more specific reference, refer to this Agreement (including Appendix A hereto) in its entirety. Unless otherwise indicated in context, the terms "Article", "Section", "Appendix", "Schedule" and "Exhibit" refer to an Article, Section, Appendix, Schedule or Exhibit of this Agreement.
Unless  otherwise  indicated  in  context,   the  term  "including"  shall  mean
"including, without limitation". The definition of a term includes the singular, the plural, the past, the present, the future, the active and the passive forms of such term.

     Section 1.03. Construction. A reference herein to any party to this Agreement or any other agreement or instrument referred to herein includes such party's successors and permitted assigns. A reference herein to any agreement shall be to such agreement (together with any appendix, schedule and exhibit attached thereto) as it may have been, or may hereafter be, amended, restated, supplemented, replaced, substituted, renewed, refinanced, refunded, extended, waived or otherwise modified from time to time in accordance with its terms and, if applicable, this Agreement. A reference herein to any law or other legislation or to any provision of any law or other legislation shall include any amendment, modification or re-enactment thereof, any law or other legislative provision substituted therefor and all regulations, rules and interpretations issued thereunder or pursuant thereto.

     Section 1.04. Times. All times referred to herein shall be to times in The City of New York.

                                   ARTICLE II

                         SECURITY INTERESTS; COLLATERAL

     Section 2.01. Security Interests.

     (a) Grant to the Collateral Agent, on Behalf of and for the Benefit of the Revolving Loan Parties. In order to secure the full and punctual payment of, and the performance by the Borrower Parties of, all of the Revolving Credit Facility Indebtedness owing from time to time to the holders thereof, and to secure the performance of all obligations of the Borrower Parties under this Agreement and the other Financing Agreements in respect of Revolving Credit Facility Indebtedness, and subject only to the Grant of the shared first priority Lien and security interest pursuant to Section 2.01(b) in respect of the Noteholder Indebtedness to the extent and on the terms set forth in this Agreement and to such Permitted Prior Liens as may be in effect from time to time, each of the Borrower Parties hereby Grants to the Collateral Agent for itself and on behalf of and for the benefit of holders of the Revolving Credit Facility Indebtedness as their interests specified herein may appear, a continuing shared first priority Lien and security interest on and in all of its right, title and interest in and to the Collateral, whether now owned and existing or hereafter acquired or arising and wherever located.

     (b) Grant to the Collateral Agent, on Behalf of and for the Benefit of the Noteholder Parties. In order to secure the full and punctual payment of, and the performance by the Borrower Parties of, all of the Noteholder Indebtedness owing from time to time to the holders thereof, and to secure the performance of all obligations of the Borrower Parties under this Agreement and the other Financing Agreements in respect of Noteholder Indebtedness, and subject only to the Grant


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of the shared  first  priority  Lien and security  interest  pursuant to Section
2.01(a) in respect of the Revolving Credit Facility Indebtedness to the extent and on the terms set forth in this Agreement and to such Permitted Prior Liens as may be in effect from time to time, each of the Borrower Parties hereby Grants to the Collateral Agent for itself and on behalf of and for the benefit of holders of Noteholder Indebtedness as their interests specified herein may appear, a continuing shared first priority Lien and security interest on and in all of its right, title and interest in and to the Collateral, whether now owned and existing or hereafter acquired or arising and wherever located.

     (c) Grant to Collateral Agent, on Behalf of and for the Benefit of the Junior Secured Parties. In order to secure the full and punctual payment of, and the performance by the Borrower Parties of, all of the Junior Indebtedness owing from time to time to the holders thereof, and to secure the performance of all obligations of the Borrower Parties under this Agreement and the other Financing Agreements in respect of Junior Indebtedness, and subject only to the Grants of the security interests pursuant to Sections 2.01(a) and 2.01(b) in respect of the Senior Indebtedness to the extent and on the terms set forth in this Agreement and to such Permitted Prior Liens as may be in effect from time to time, each of the Borrower Parties hereby Grants to the Collateral Agent on behalf of and for the benefit of holders of Junior Indebtedness as their interests specified herein may appear, a continuing second priority Lien and security interest on and in all of its right, title and interest in and to the Collateral, whether now owned and existing or hereafter acquired or arising and wherever located, which Lien and security interest are subject to, and junior and subordinated in all respects to, the Security Interests for the benefit of the Senior Secured Parties.

     (d) Priorities. The Borrower Parties intend, and each of the Collateral Agent and the Secured Parties hereby agrees, that, (i) subject to any Permitted Prior Liens and clause (iii) below, the Security Interests in the Collateral securing the Senior Indebtedness for the benefit of each of the several Senior Secured Parties shall rank equally among themselves (except as provided in this Agreement) and shall be prior to all other Liens in respect of the Collateral,
(ii) subject to any Permitted Prior Liens and clause (iii) below, the Security Interest in the Collateral securing the Junior Indebtedness for the benefit of each of the several Junior Secured Parties shall rank equally among themselves and shall be prior to all other Liens in respect of the Collateral other than the Security Interests in the Collateral for the benefit of the Senior Secured Parties, (iii) other than during a Default Period, distributions under this Agreement by the Collateral Agent shall be made in accordance with Sections 4.04, 4.05 and 4.07, and (iv) during a Default Period, distributions under this Agreement by the Collateral Agent shall be made in accordance with Section 4.06. The Borrower Parties shall take all actions (including granting control over investment property) necessary to obtain and maintain, in favor of the Collateral Agent for the benefit of (x) the Senior Secured Parties, shared first Liens on and shared first priority, perfected security interests in the Collateral, subject to no other Liens other than Permitted Prior Liens and (y) the Junior Secured Parties, a second Lien on and a second priority, perfected security interest in the Collateral, subject to no other Liens other than the Liens in favor of the Collateral Agent for the benefit of the Senior Secured Parties and Permitted Prior Liens; provided, however, that Borrower shall not be required (i) to deliver to the Collateral Agent Control Agreements in connection with any Securities Accounts or DDAs which have a balance of $25,000 or less, in the aggregate, or (ii) to take perfection actions with respect to items of Personal Property Collateral that have a value of $100,000 or less, in the


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aggregate,  or to any Oil and Gas Properties which,  together with any other Oil and Gas Properties not securing the Secured Obligations, do not at any time have either an aggregate "PV-10" (as that term is defined in the Indenture in effect on the Closing Date) or an aggregate fair market acreage value exceeding $250,000.

     The Collateral Agent, for the benefit of the Secured Parties, acknowledges the Grants of the Security Interests under this Agreement in accordance with the provisions of this Agreement and the other Security Documents. The Security Interests in the Collateral shall attach to all Collateral without further act on the part of any Secured Party or any Borrower Party. Except as provided herein, no Collateral may be withdrawn by the Collateral Agent or any other Person from any Collateral Agent Account.

     (e) No Transfer of Duties. The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Borrower Parties from, any obligation to perform or satisfy any term, covenant, condition or agreement to be performed or satisfied by the applicable Borrower Party under or in connection with this Agreement or any other Financing Agreement to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on the part of any of the Borrower Parties relative thereto or for any breach of any representation or warranty on the part of any of the Borrower Parties contained therein or made in connection therewith.

     (f) Negotiable Collateral. If any Collateral, including any proceeds thereof, is evidenced by or consists of Negotiable Collateral, and if to the extent that perfection or priority of the Security Interests is dependent on or enhanced by possession, each Borrower Party, immediately upon request of the Collateral Agent, shall endorse and deliver physical possession of such Negotiable Collateral to the Collateral Agent.

     (g) Collection of Accounts, General Intangibles and Negotiable Collateral. At any time during a Default Period, the Collateral Agent or the Collateral Agent's designee may (i) notify Account Debtors of any Borrower Party that the Accounts, chattel paper or General Intangibles have been assigned to the Collateral Agent or that the Collateral Agent has Security Interests therein or
(ii) collect the Accounts, chattel paper or General Intangibles directly and charge the collection costs and expenses to the Collateral Account. Each Borrower Party agrees that it will (x) hold in trust for the Secured Parties, as the Secured Parties' trustee, any Collections that it receives, (y) immediately deliver to the Collateral Agent for deposit into the Asset Sale Proceeds Account or the Bridge Loan Asset Sale Proceeds Account, as applicable, all Net Cash Proceeds, all Net Loss Proceeds, and any other Collections (in their original form) in connection with each Asset Sale, Event of Loss or Bridge Loan Asset Sale, as applicable, as received by such Borrower Party at all times other than during a Default Period, and (z) immediately deliver to the Collateral Agent for deposit into the Collateral Account all Net Cash Proceeds, all Net Loss Proceeds and any other Collections (in their original form) as received by such Borrower Party at all times during a Default Period.

     (h) Delivery of Additional Documentation Required.

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     (i)  Each  Borrower  Party  authorizes  the  Collateral  Agent  to file any financing statement required hereunder, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Borrower Party where permitted by Applicable Law. In addition, each Borrower Party hereby authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements, fixture filings, and amendments thereto that describe the Collateral as all assets of such Borrower Party or words of similar effect and that contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement, fixture filing or amendment, including whether such Borrower Party is an organization, the type of organization and any organization identification number issued to such Borrower Party.

     (ii) If any Borrower Party acquires any commercial tort claims after the Closing Date, such Borrower Party shall promptly deliver to the Collateral Agent a written description of such commercial tort claim and, upon request of the Collateral Agent, shall deliver a written agreement, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such Borrower Party shall pledge and collaterally assign all of its right, title and interest in and to such commercial tort claim to the Collateral Agent as security for the Secured Obligations (each, a "Commercial Tort Claim Assignment").

     (iii) At any time upon the request of the Collateral Agent, each Borrower Party shall execute and deliver to the Collateral Agent any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title and all other documents (collectively, the "Additional Documents") that the Collateral Agent may request, each in form and substance reasonably satisfactory to the Collateral Agent, to create and perfect and continue perfected or better perfect the Security Interests in the Collateral (whether now owned or hereafter acquired, tangible or intangible, or real or personal), and in order to fully consummate all of the transactions contemplated by this Agreement and the other Financing Agreements.

     (iv) To the maximum extent permitted by Applicable Law, each Borrower Party authorizes the Collateral Agent to execute any such Additional Documents in such Borrower Party's name and authorizes the Collateral Agent to file such executed Additional Documents in any appropriate filing office. To the maximum extent permitted by Applicable Law, each Borrower Party authorizes the filing of any Additional Documents without the signature of such Borrower Party in any appropriate filing office. The Collateral Agent will promptly provide the Borrower or the applicable Guarantor with a copy of any Additional Documents. Any Agent, in its reasonable discretion, may direct the Collateral Agent to request, execute and file any such Additional Documents.

     (v) In addition, if any Borrower Party at any time acquires or otherwise owns any property or asset of the kind included in the Collateral that is not subject to valid and enforceable Liens in favor of the Collateral Agent as security for the Secured Obligations, then such Borrower Party will be required


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to, as soon as  practicable  (but in any event  within 15 days with  respect  to clause (A) below, and within 30 days with respect to clause (B) below, of the earlier of such acquisition or of the day an officer of such Borrower Party has knowledge or should have reasonably known of any such deficiency with respect to any such property or asset): (A) execute and deliver to the Collateral Agent one or more joinder agreements to the applicable Security Documents and any Additional Documents requested by the Collateral Agent, each in form and substance reasonably satisfactory to the Collateral Agent, required to grant security interests in such Collateral in favor of the Collateral Agent for the benefit of the holders of the Secured Obligations, and deliver to the Collateral Agent one or more opinions of counsel reasonably satisfactory to the Collateral Agent with respect to the matters set forth in this clause (A) consistent with the opinions delivered on the Closing Date; and (B) cause the Liens granted in each Security Document to be duly perfected first and second priority security interests (subject to Permitted Prior Liens) in favor of the Collateral Agent, including by pledging any capital stock constituting such Collateral as appropriate, and cause each other Lien upon such Collateral to be (x) released, unless it is a Permitted Prior Lien, or (y) subordinated, whether by agreement or operation of law, to the Security Interests for the benefit of holders of the Secured Obligations if it is a Permitted Lien but not a Permitted Prior Lien, and deliver to the Collateral Agent one or more opinions of counsel reasonably satisfactory to the Collateral Agent with respect to lien perfection matters set forth in this clause (B) consistent with the opinions delivered on the Closing Date.

     (vi) The Borrower shall deliver to the Collateral Agent and each Agent, within 30 calendar days following the end of each calendar year beginning on January 1, 2005, an Officers' Certificate, or, if requested by the Collateral Agent, one or more opinions of counsel reasonably satisfactory to the Collateral Agent, to the effect that no Additional Documents are required to be executed or filed in order to duly perfect (and to maintain the perfection of) the Securities Interests as contemplated by this Agreement.

     (i) Power of Attorney. Each Borrower Party hereby irrevocably makes, constitutes, and appoints the Collateral Agent (and any of the Collateral Agent's officers, employees or agents designated by the Collateral Agent) as such Borrower Party's true and lawful attorney, with power to (i) if such Borrower Party refuses to, or fails timely to promptly execute and deliver any of the documents described in Section 2.01(h), sign the name of such Borrower Party on any of the documents described in Section 2.01(h), (ii) at any time that an Event of Default has occurred and is continuing, sign such Borrower Party's name on any invoice or bill of lading relating to the Collateral, draft against Account Debtors or notice of Account Debtors, (iii) send requests for verification of Accounts, (iv) endorse such Borrower Party's name on any Collection item that may come into the Secured Parties' possession, (v) any time that an Event of Default has occurred and is continuing, make, settle and adjust all claims under such Borrower Party's policies of insurance and make all determinations and decisions with respect to such policies of insurance and (vi) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper or General Intangibles directly with Account Debtors, for amounts and upon terms that the Collateral Agent determines to be reasonable, and the Collateral Agent may cause to be executed and delivered any documents and releases that the Collateral Agent determines to be necessary. The appointment of the Collateral Agent as such Borrower Party's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and, to the extent applicable, the Secured Parties' obligations to extend credit thereunder are terminated. Notwithstanding the foregoing sentence, if at any time or times after the Final Termination Date, any Secured Party shall be required to repay any amount previously paid by or on behalf of the Borrower Parties by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, then the power of attorney granted by this Section 2.01(i) shall be reinstated.

     (j) Right to Inspect. The Collateral Agent and each Secured Party (through any of their respective officers, employees or agents) shall have the right, upon notice to the Borrower, which notice shall not be required upon the occurrence and during the continuation of an Event of Default, from time to time hereafter to inspect the Books and to check, to test and appraise the Collateral and to review the Oil and Gas Properties of the Borrower Parties in order to verify any Borrower Party's financial condition or the amount, quality, value or condition of, or any other matter relating to, the Collateral.

     (k) Control Agreements. Each Borrower Party agrees that it will not transfer assets out of any Securities Accounts or DDA to another bank, other financial institution or securities intermediary, as applicable, unless each such Borrower Party, the Collateral Agent, and the substitute bank, other financial institution or securities intermediary have entered into a Control Agreement. Each Borrower Party hereby agrees to take any and all action that the Collateral Agent requests in order for the Collateral Agent to obtain control in accordance with the UCC, including Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, as applicable, with respect to any Securities Accounts or other Investment Property, or any DDA, chattel paper or letter-of-credit rights. No arrangements contemplated hereby or by any Control Agreement in respect of any Securities
Accounts or other Investment Property, or any DDA, chattel paper or letter-of-credit rights shall be modified by any Borrower Party without the prior written consent of the Collateral Agent. During a Default Period, the Collateral Agent may notify any bank, other financial institution, securities intermediary or depository to liquidate the applicable Securities Account or DDA, or any Investment Property maintained or held thereby, and to remit the proceeds of the Securities Account or DDA to the Collateral Account. Notwithstanding anything to the contrary herein, the Secured Parties agree that the Borrower Parties shall not be required to deliver to the Collateral Agent Control Agreements in connection with any Securities Accounts or DDAs which have a balance of $25,000 or less, in the aggregate.

     Section 2.02. Sales and Dispositions of Collateral Without Release or Consent.

     (a) The Borrower Parties shall effect sales and other dispositions of Collateral, including Asset Sales, in strict accordance with the provisions of this Agreement, each of the other Financing Agreements and the Trust Indenture Act.

     (b) Subject to Section 2.03, the Borrower Parties may, to the extent permitted by Applicable Law, without any release or consent by the Collateral Agent, conduct ordinary course activities with respect to their properties, including the following activities, so long as they do not constitute Asset Sales and otherwise comply with the terms of this Agreement, each of the other Financing Agreements and the Trust Indenture Act:

         (i) disposing of items of equipment and other assets included in the Collateral that have become worn out, defective or obsolete or not used or useful in the business of the applicable Borrower Party and which are, to the extent required by this Agreement or the other Security Documents, replaced by property of substantially equivalent or greater value which becomes subject to the Security Interests;

         (ii) selling, leasing or abandoning (A) any undeveloped oil and gas property subject to the Security Interests or (B) any other oil and gas property subject to the Security Interests, in each case of clauses (A) and
     (B), that is not capable of production in economic quantities;

         (iii) terminating, canceling, amending or otherwise modifying any contract subject to the Security Interests;

         (iv) surrendering or modifying any license or permit subject to the Security Interests;

         (v) altering, repairing, replacing, changing the location and position of and adding to the structures, equipment, fixtures and appurtenances on any property subject to the Security Interests; or

         (vi) selling hydrocarbons or other mineral products for value;

provided, however, that, in each case, (x) no Event of Default and no "default" under any of the Financing Agreement has occurred and is continuing, (y) no Event of Default and no "default" under any of the Financing Agreements would result from any of the foregoing activities, individually or in the aggregate, which is proposed to be undertaken, and (z) any of the foregoing activities, individually or in the aggregate, which is proposed to be undertaken would not violate this Agreement and the other Security Documents.

     (c) The Borrower shall deliver to the Collateral Agent and each Agent, within 30 calendar days following the end of each six-month period beginning on December 1, 2004, an Officers' Certificate to the effect that all releases and withdrawals during the preceding six-month period with respect to which no release or consent of the Collateral Agent was obtained were in the ordinary course of the business of the Borrower Parties and were permitted by this Agreement, the other Financing Agreements and the Trust Indenture Act.

     Section 2.03. Assets Sales; Release of Affected Assets.


     (a) If a Borrower Party will be requesting that the Collateral Agent execute and deliver a Release, then, at least ten (10) Business Days prior to the date of the Authorized Asset Disposition to which such request relates, the Borrower and the applicable Borrower Party (if not the Borrower) shall deliver to the Collateral Agent and each Agent, a duly executed Authorized Asset Disposition Certificate in respect of such Authorized Asset Disposition, indicating the Affected Assets subject to such Authorized Asset Disposition, and specifying the anticipated consummation date of such Authorized Asset Disposition, as applicable (the "Release Date").

     (b) Subject to Section 2.03(c), following receipt by the Collateral Agent of an Authorized Asset Disposition Certificate from a Borrower Party, the
Collateral Agent shall execute and deliver on or before the Release Date (subject to consummation of such Authorized Asset Disposition) such instruments of release from the Security Interests as the Borrower may reasonably request to effectuate the release of the Affected Assets (each, a "Release"), and any such Release so executed and delivered shall be fully binding on the Secured Parties and the Collateral Agent; provided, however, that the Collateral Agent shall not release any Collateral pursuant to this Section 2.03(b) if, prior to the Release Date, any Agent shall have delivered written notice to the Collateral Agent (with a copy to the Borrower) that the release of such Collateral is not in compliance in any material respect with the Financing Agreements to which such Agent is a party and until such notice is rescinded or withdrawn in writing by such Agent; provided, further, that none of the Secured Parties or the Collateral Agent shall be required to make any representations or warranties with respect to such release, and all such releases shall be made without recourse to any Secured Party or the Collateral Agent.

     (c) During a Default Period, the Collateral Agent shall not release any Collateral from the Security Interests, except for value in connection with the Collateral Agent's exercise of right and remedies under this Agreement and the other Financing Agreements. If instructed by the Control Party during a Default Period in accordance with this Agreement, the Collateral Agent shall execute and deliver such instruments as the Control Party may reasonably request to effectuate the sale of Collateral and the release of such Collateral so sold from the Security Interests, and any such instruments so executed and delivered shall be fully binding on the Borrower Parties, the Secured Parties and the Collateral Agent; provided, however, that none of the Secured Parties or the Collateral Agent shall be required to make any representations or warranties with respect to such sale and release, and all such sales and releases shall be made without recourse to any Secured Party or the Collateral Agent.

     Section 2.04. Termination of Security Interests. On the Final Termination Date, the Security Interests and the rights, remedies, powers, duties, authority and obligations conferred upon the Secured Parties and the Collateral Agent pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Secured Parties and the Collateral Agent with respect to the Collateral shall be automatically released in favor of the Borrower Parties; provided, however, that each of the Secured Parties and the Collateral Agent, if requested in writing by the Borrower and at Borrower's expense, shall execute and deliver such instruments of release in favor of the Borrower Parties as the Borrower may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Secured Parties and the Collateral Agent; provided, further, however, that none of the Secured Parties or the Collateral Agent shall be required to make any representations or warranties with respect to such release, and all such releases shall be made without recourse to any Secured Party or the Collateral Agent.

     Section 2.05. No Alteration of Priority. The Lien and Security Interest priorities provided in this Article II shall not be altered or otherwise affected by any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the other
Financing Agreements, nor by the time, order, method of attachment of the Security Interests upon any of the Collateral, nor by the time or order of filing or recording of financing statements or other documents to perfect any Security Interests in the Collateral, nor by the time of taking of possession or control over any Collateral, nor by the rules for determining priority under the UCC or any other Applicable Law governing the relative priorities of secured creditors, nor by any other action or inaction which any Agent or Secured Party may take or fail to take in respect of the Collateral. Each of the Secured Parties consents to the Borrower Parties' Granting to each other Secured Party the Liens and Security Interests provided for in this Article II.

     Section 2.06. Marshaling. None of the Secured Parties or the Collateral Agent shall be under any obligation to marshal any assets in favor of any Borrower Party or any other party or against or in payment of any or all of the Secured Obligations.

     Section 2.07. Maintenance of Properties. Each Borrower Party shall (i) maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, (ii) comply at all times with the Financing Agreements and the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder, (iii) cause to be done all things necessary to preserve and keep in good repair, working order and efficiency all the Oil and Gas Properties of such Borrower Party and other material assets including, without limitation, all equipment, machinery, facilities, and marketing, gathering, transportation and processing assets and
(iv) from time to time, will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and conditions of such Oil and Gas Properties and other material assets will be fully preserved and maintained, except to the extent a portion of such assets is no longer capable of producing Hydrocarbons in economically reasonable amounts.

     Section 2.08. Negative Covenants. Each Borrower Party covenants and agrees that, until the Final Termination Date, such Borrower Party will not do any of the following:

(a) Change Name. Change any Borrower Party's name, organizational identification number, state of incorporation, FEIN, corporate structure, or identity, or add any new fictitious name; provided, however, that any Borrower Party may change its name upon at least 30 days' prior written notice to the Collateral Agent of such change and so long as, at the time of such written notification, such Borrower Party provides and files in the appropriate filing offices any financing statements or fixture filings necessary to perfect and continue perfected the Security Interests.

     (b) Change in Location of Chief Executive Office; Equipment with Bailees. Relocate its chief executive office to a new location without providing 30 days' prior written notification thereof to the Collateral Agent and so long as, at the time of such written notification, each Borrower Party provides and files in the appropriate filing offices any financing statements or fixture filings necessary to perfect and continue perfected the Security Interests and also provides to the Collateral Agent a Collateral Access Agreement with respect to such new location. The Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without appropriate actions being taken to continue the perfection of the Security Interests in such equipment.



                                  ARTICLE III

                                     LEGENDS

     Section 3.01. Legends.


     (a) The Trustee and each Borrower Party will cause each Noteholder Document and any other instrument or agreement hereafter evidencing or guarantying any Noteholder Indebtedness to be indorsed with substantially the following legend:

         The indebtedness evidenced by this document is subject to the provisions of the Intercreditor, Security and Collateral Agency
         Agreement, dated as of October 28, 2004, among ABRAXAS PETROLEUM CORPORATION (the "Company"), the subsidiaries of the Company listed on
         Schedule I thereto, WELLS FARGO FOOTHILL, INC., in its capacity as agent for the lenders who are from time to time parties to a Loan Agreement dated as of October 28, 2004, U.S. BANK NATIONAL ASSOCIATION, in its capacities as trustee for the holders of the Company's Floating Rate Senior Secured Notes due 2009 issued under an Indenture dated as of October 28, 2004, and as collateral agent, and GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as agent for the lenders who are from time to time parties to a Loan Agreement dated as of October 28, 2004.

     (b) The Bridge Loan Administrative Agent and each Borrower Party will cause each Junior Document and any other instrument or agreement hereafter evidencing or guarantying any Junior Indebtedness to be indorsed with substantially the following legend:

         The indebtedness evidenced by this document is subordinated to the prior payment in full of the Senior Indebtedness (as defined in the Intercreditor, Security and Collateral Agency Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercreditor, Security and Collateral Agency Agreement, dated as of October 28, 2004, among ABRAXAS PETROLEUM CORPORATION (the "Company"), the subsidiaries of the Company listed on Schedule I thereto, WELLS FARGO FOOTHILL, INC., in its capacity as agent for the lenders who are from time to time parties to a Loan Agreement dated as of October 28, 2004, U.S. BANK NATIONAL ASSOCIATION, in its capacities as trustee for the holders of the Company's Floating Rate Senior Secured Notes due 2009 issued under an Indenture dated as of October 28, 2004, and as collateral agent, and GUGGENHEIM CORPORATE FUNDING, LLC, in its capacity as agent for the lenders who are from time to time parties to a Loan Agreement dated as of October 28, 2004.

     (c) The Trustee, Junior Secured Parties and the Borrower Parties will (i) mark their books or accounts or take such other action as shall be effective to give reasonable notice of the effect of this Agreement and (ii) in the case of any Junior Indebtedness which is not evidenced by any instrument, upon the request of the Collateral Agent or any Senior Secured Party, cause such Junior Indebtedness to be evidenced by an appropriate instrument or instruments indorsed with the above legend. The Secured Parties and the Borrower Parties will, at the Borrower Parties' expense and at any time and from time to time, promptly execute and deliver all further instruments and other documents, and take all further action, that may be necessary or, in the opinion of the Collateral Agent or any Agent, desirable, in order to protect any right or interest granted or purported to be granted hereby or by any other Security Document or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and thereunder.




                                   ARTICLE IV

                            COLLATERAL AGENT ACCOUNTS

     Section 4.01. Establishment of the Collateral Agent Accounts.


     (a) On or prior to the execution and delivery of this Agreement, the Collateral Agent shall establish segregated demand deposit accounts, designated as: (i) the "Asset Sale Proceeds Account -- U.S. Bank, as Collateral Agent for the Abraxas Petroleum Corporation Secured Financing" (the "Asset Sale Proceeds Account"); (ii) the "Bridge Loan Asset Sale Proceeds Account -- U.S. Bank, as Collateral Agent for the Abraxas Petroleum Corporation Secured Financing" (the "Bridge Loan Asset Sale Proceeds Account"); and (iii) the "Collateral Account -- U.S. Bank, as Collateral Agent for the Abraxas Petroleum Corporation Secured Financing" (the "Collateral Account", and together with the Asset Sale Proceeds Account and the Bridge Loan Asset Sale Proceeds Account, the "Collateral Agent Accounts"). The Collateral Agent shall have sole control and dominion and the sole right of withdrawal over the Collateral Agent Accounts. The Collateral Agent Accounts and all balances on deposit therein, or otherwise to the credit thereof, shall be held by the Collateral Agent as provided in this Article IV. Funds in each Collateral Agent Account shall not be commingled with any other moneys.

     (b) Except as provided in this Agreement, the Collateral Agent shall make no withdrawal from or application of funds on deposit in, or otherwise to the credit of, any Collateral Agent Account. The Collateral Agent agrees to give the Borrower and the Agents notice as promptly as practicable if, to the actual knowledge of a Responsible Officer of the Collateral Agent, any Collateral Agent Account or any funds on deposit therein, or otherwise to the credit of the Collateral Agent Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. Neither the Borrower Parties nor any other Person (other than the Collateral Agent on behalf of the Secured Parties) shall have any legal, equitable or beneficial interest in any Collateral Agent Account, except as provided in this Agreement.

     (c) The Collateral Agent and the Secured Parties hereby (i) acknowledge and agree to the terms of subordination and distribution provisions set forth in this Agreement and (ii) agree to enforce such provisions and cause all payments in respect of the Secured Obligations to be applied in accordance with the terms of this Agreement.

     (d) All payments to be made by the Collateral Agent hereunder shall be made only from amounts available in the applicable Collateral Agent Account. Each of the Secured Parties hereby agrees to look solely to such amounts to the extent available for distribution to it as provided in this Agreement, and that the Collateral Agent is not personally liable to any of them for any amounts payable or any liability under this Agreement or any other Financing Agreement, except (in the case of the Collateral Agent) as expressly provided herein.

Notwithstanding anything to the contrary contained in this Agreement, the Borrower Parties shall remain liable to the Collateral Agent and the Secured Parties for any deficiency.

     (e) Funds on deposit in each Collateral Agent Account shall be invested and reinvested by the Collateral Agent in Eligible Investments in accordance with written instructions of (i) at all times following and during the continuation of an Event of Default, the Control Party and (ii) at all other times, the Borrower. In the absence of written directions to the Collateral Agent, the funds shall be invested in investments described in clause (f) of the definition of Eligible Investments. Any investment earnings shall be deposited in the applicable Collateral Agent Account when received by the Collateral Agent and shall be applied by the Collateral Agent in the same manner as the other amounts on deposit in such Collateral Agent Account are to be applied. The Collateral Agent's reasonable fees and expenses in making such investments and any losses incurred in such investments shall be charged against the principal amount invested. The Collateral Agent shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Agreement other than by reason of its willful misconduct or gross negligence. Eligible Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Collateral Agent without instructions whenever such sale is necessary to make a distribution required under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

     Section 4.02. Funding of Asset Sale Proceeds Account and Bridge Loan Asset Sale Proceeds Account.

     (a) At all times other than during a Default Period, (i) the Borrower Parties agree that they will pay over to the Collateral Agent, for deposit in the Asset Sale Proceeds Account, all Net Cash Proceeds, all Net Loss Proceeds and any other Collections (in their original form) as received by such Borrower Party in connection with an Asset Sale or Event of Loss, as applicable, in each case immediately upon receipt thereof, and (ii) the Secured Parties agree that they will pay over to the Collateral Agent, for deposit in the Asset Sale Proceeds Account, all Net Cash Proceeds, all Net Loss Proceeds and any other Collections (in their original form) in connection with an Asset Sale or Event of Loss, as applicable, as received by such Secured Party, in each case, promptly following receipt thereof to the extent such amounts were not received from the Collateral Agent pursuant to the distribution provisions set forth in this Agreement.

     (b) At all times other than during a Default Period, (i) the Borrower Parties agree that they will pay over to the Collateral Agent, for deposit in the Bridge Loan Asset Sale Proceeds Account, all Net Cash Proceeds and any other Collections (in its original form) as received by such Borrower Party in connection with a Bridge Loan Asset Sale, in each case immediately upon receipt thereof, and (ii) the Secured Parties agree that they will pay over to the Collateral Agent, for deposit in the Bridge Loan Asset Sale Proceeds Account, all Net Cash Proceeds and any other Collections (in their original form) in connection with a Bridge Loan Asset Sale as received by such Secured Party, in each case, promptly following receipt thereof to the extent such amounts were not received from the Collateral Agent pursuant to the distribution provisions set forth in this Agreement. Upon receipt of funds in the Bridge Loan Asset Sale

Proceeds Account and from time to time thereafter, the Collateral Agent shall deliver Collateral Agent Notices to the Agents as provided in Section 4.05.

     (c) Notwithstanding anything to the contrary contained in this Agreement or any other Financing Agreements, all cash proceeds and other consideration, including Net Cash Proceeds, received by any Borrower Party, any Secured Party or the Collateral Agent in respect of any issuance, sale or other disposition of any Grey Wolf Capital Stock, whether or not such disposition constitutes an Asset Sale, will be required to be applied exclusively to the repayment of any Junior Indebtedness then outstanding.

     Section 4.03. Funding of Collateral Account.

     (a) At all times during a Default Period, but subject to Sections 4.02(c) (it being understood that Grey Wolf Capital Stock and proceeds thereof are not included in the Collateral) and 4.03(b), (i) the Borrower Parties agree that they will pay over to the Collateral Agent, for deposit in the Collateral Account, all Net Cash Proceeds, all Net Loss Proceeds and any other Collections (in their original form) as received by such Borrower Party in connection with any sale, disposition or loss of Collateral, including an Authorized Asset Disposition or Event of Loss, in each case immediately upon receipt thereof,
(ii) the Borrower Parties agree to make all cash payments with respect to the Secured Obligations promptly to the Collateral Agent for deposit in the Collateral Account, and (iii) the Secured Parties agree that they will pay over to the Collateral Agent for deposit in the Collateral Account any proceeds of the Collateral, including any Net Cash Proceeds, Net Loss Proceeds and any other Collections (in their original form) as received by such Secured Party, in each case, promptly following receipt thereof to the extent such amounts were not received from the Collateral Agent pursuant to the distribution provisions set forth in this Agreement. In addition, all amounts received by the Collateral Agent and the Agents in connection with the exercise of remedies under this Agreement and the other Financing Agreements shall be promptly deposited in the Collateral Account. Upon receipt of funds in the Collateral Account and from time to time thereafter, the Collateral Agent shall deliver Collateral Agent Notices to the Agents as provided in Section 4.06.

     (b) Notwithstanding anything to the contrary contained in this Agreement or any other Financing Agreements, (i) Section 4.03(a) shall not apply to (x) any proceeds to be paid to any Secured Party in respect of any Secured Obligations out of the proceeds of any refinancing of such Secured Obligations permitted in accordance with Section 7.05, or (y) any proceeds to be paid to any Secured Party in respect of Secured Obligations existing prior to the commencement of a Bankruptcy Case out of the proceeds of any DIP Financing to the extent such payment is approved by the court having jurisdiction in such Bankruptcy Case, and (ii) a Default Period shall be deemed not to have occurred or exist if (x) holders of Junior Indebtedness are no longer prohibited by Section 7.01 from receiving any payments with respect to the Junior Indebtedness and (y) the only Event of Default then existing is an Event of Default resulting from the failure to make any payment with respect to Junior Indebtedness.

     Section 4.04. Distribution of Amounts on Deposit in Asset Sale Proceeds Account and Bridge Loan Asset Sale Proceeds Account.

     (a) At all times other than during a Default Period, (i) funds in the Asset Sale Proceeds Account shall be distributed by the Collateral Agent from time to time to the Person or Persons entitled thereto following delivery by the Borrower of an Authorized Asset Proceeds Release Certificate, which certificate shall be delivered to the Collateral Agent (with a copy each Agent) not less than (5) Business Days prior to such distribution, and (ii) funds in the Bridge Loan Asset Sale Proceeds Account shall be distributed by the Collateral Agent from time to time to the Person or Persons entitled thereto as provided in
Section 4.05; provided, however, that if an Asset Sale, Bridge Loan Sale or Event of Loss giving rise to Net Cash Proceeds or Net Loss Proceeds results in the Revolving Credit Facility Indebtedness being in excess of the Availability (as that term is defined in the Revolving Credit Facility in effect on the Closing Date), the Collateral Agent shall promptly distribute to the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, an amount equal to such excess from such Net Cash Proceeds or Net Loss Proceeds to the extent available; provided, further, that the Collateral Agent shall not release any funds pursuant to this Section 4.04 if any Agent shall have delivered written notice to the Collateral Agent (with a copy to the Borrower) that the release of such funds is not in compliance in any material respect with the Financing Agreements to which such Agent is a party and until such notice is rescinded or withdrawn in writing by such Agent. Except as expressly permitted by Sections 4.02(c) (to the extent that any proceeds of Grey Wolf Capital Stock are deposited in any such account, it being understood that Grey Wolf Capital Stock and proceeds thereof are not included in the Collateral) and 4.04(b), no funds shall be released, withdrawn or transferred from the Asset Sale Proceeds Account or the Bridge Loan Asset Sale Proceeds Account during a Default Period.

     (b) Promptly following the commencement of a Default Period, the Collateral Agent shall transfer into the Collateral Account all of the funds then on deposit in the Asset Sale Proceeds Account and the Bridge Loan Asset Sale Proceeds Account.

     (c) No Borrower Party shall deliver an Authorized Asset Proceeds Release Certificate at any time following the occurrence and during the continuation of an Event of Default.

     Section 4.05. Distribution of Amounts on Deposit in Bridge Loan Asset Proceeds Account.


     (a) No later than 3:00 P.M. on the fifth (5th) Business Day after receipt by an Agent of written notice (a "Collateral Agent Notice") from the Collateral Agent from time to time (a "Receipt of Notice Day"), each of the following Persons shall deliver to the Collateral Agent a written notice setting forth the following information as at the close of business on the applicable Receipt of Notice Day:

         (i) With respect to the Revolving Credit Facility Documents, if any amount thereunder is outstanding, the Revolving Credit Facility Administrative Agent shall separately set forth the amounts to be paid (including a per diem calculation) in accordance with clauses "first", "third" and "fourth" of Section 4.05(b);

         (ii) With respect to the Noteholder Documents, if any are then outstanding, the Trustee shall separately set forth the amounts to be paid in accordance with clauses "second" and "fifth" of Section 4.05(b); and

         (iii) With respect to the Junior Documents, if any amount thereunder is outstanding, the Bridge Loan Administrative Agent shall separately set forth the amounts to be paid in accordance with clauses "sixth" and "seventh" of Section 4.05(b).

Each Collateral Agent Notice shall set forth the amount to be paid to the Collateral Agent and each Agent as of the day of such notice prior to distribution of Net Cash Proceeds pursuant to Section 4.05(b). A Collateral Agent Notice delivered pursuant this Section 4.05 shall state that such notice is being delivered pursuant to this Section 4.05.

     (b) All Net Cash Proceeds from a Bridge Loan Asset Sale shall be distributed by the Collateral Agent from time to time promptly following such Bridge Loan Asset Sale in the following order of priority, to the extent available:

         first, such amount as shall be required to pay the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, all interest then due and payable under the Revolving Credit Facility Documents until such amount shall have been paid in full;

         second, such amount as shall be required to pay the Trustee, for the benefit of the Noteholders, all interest then due and payable under the Noteholder Documents until such amount shall have been paid in full;

         third, such amount as shall be required to pay the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, all accrued and unpaid interest under the Revolving Credit Facility Documents that was not paid under clause "first" of this paragraph until such amount shall have been paid in full;

         fourth, such amount as shall be required to pay the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, for all principal outstanding under the Revolving Credit Facility Documents until such amount shall have been paid in full;

         fifth, if the amount of such Net Cash Proceeds remaining after any payment made pursuant to clause "first," "second," "third" or "fourth" of this paragraph, together with any Net Cash Proceeds in the Bridge Loan Asset Sale Proceeds Account from previous Bridge Loan Asset Sales, exceeds $5,000,000, such aggregate amount of Net Cash Proceeds shall be used to make a Net Proceeds Offer as if such aggregate amount of Net Cash Proceeds are "Excess Proceeds" within the meaning of the Indenture (and if such aggregate amount of Net Cash Proceeds does not exceed $5,000,000, the amount of Net Cash Proceeds from such Bridge Loan Asset Sale remaining after payments made pursuant to clause "first," "second," "third" and "fourth" of this paragraph shall be deposited into the Bridge Loan Asset Sale Proceeds Account;

         sixth, after the payment of all amounts required by a Net Proceeds Offer made in accordance with clause "fifth" of this paragraph, such amount as shall be required to pay the Bridge Loan Administrative Agent, for the benefit of the Bridge Lenders, all accrued and unpaid interest under the Junior Documents until such amount shall have been paid in full;

         seventh, such amount as shall be required to pay the Bridge Loan Administrative Agent, for the benefit of the Bridge Lenders, for all principal outstanding under the Junior Documents until such amount shall have been paid in full; and

         eighth, such other amounts as shall be required to pay each of the Secured Parties for all other amounts outstanding under the Secured Documents until the Secured Obligations shall have been paid in full, pro rata on the basis of all such amounts.

     For the purposes of the foregoing, "paid in full" means, with reference to any amounts or obligations owing under the Financing Agreements, payment of all such amounts or obligations owing under such Financing Agreements in accordance with the terms thereof (which may include the cash collateralization of any contingent obligations), including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Bankruptcy Case), default interest, interest on interest, and expense reimbursements, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Bankruptcy Case.

     (c) To the extent there exists any excess monies or property in the Bridge Loan Asset Proceeds Account after the Final Termination Date, the Collateral Agent shall return such excess amounts to the Borrower.

     (d) In the event the Collateral Agent shall not receive from any Person any information set forth in Section 4.05(a) that is required to enable the Collateral Agent to make a distribution to such Person pursuant to Section 4.05(b), the Collateral Agent shall not make such distribution to such Person. In such event, the Collateral Agent shall make distributions pursuant to other clauses of Section 4.05(b) to the extent it shall have sufficient information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Collateral Agent shall receive all necessary information to enable it to distribute any funds so withheld, and upon receipt of the information necessary to distribute any funds so withheld, the Collateral Agent shall distribute such funds accordingly.

     Section 4.06. Distribution of Amounts on Deposit in Collateral Account During Default Period.


     (a) No later than 3:00 P.M. on the fifth (5th) Business Day after receipt by an Agent of a Collateral Agent Notice from the Collateral Agent from time to time, each of the following Persons shall deliver to the Collateral Agent a written notice setting forth the following information as at the close of business on the applicable Receipt of Notice Day:

         (i) Each Agent shall set forth the amounts to be paid to such Person in accordance with clause "second" and "third" of Section 4.06(b);

         (ii) With respect to the Revolving Credit Facility Documents, if any amount thereunder is outstanding, the Revolving Credit Facility Administrative Agent shall separately set forth the amounts to be paid (including a per diem calculation) in accordance with clauses "fourth" and "sixth" of Section 4.06(b);

         (iii) With respect to the Noteholder Documents, if any are then outstanding, the Trustee shall separately set forth the amounts to be paid in accordance with clauses "fifth", "seventh" and "eighth" of Section 4.06(b); and

         (iv) With respect to the Junior Documents, if any amount thereunder is outstanding, the Bridge Loan Administrative Agent shall separately set forth the amounts to be paid in accordance with clauses "ninth" and "tenth" of Section 4.06(b).

Each Collateral Agent Notice shall set forth the amount to be paid to the Collateral Agent as of the day of such notice in accordance with clause "first" of Section 4.06(b).

     (b) During a Default Period, all funds in the Collateral Account shall be distributed by the Collateral Agent from time to time, and in any event upon the earlier of (i) the first Business Day of each calendar month and (ii) promptly following such time as the aggregate amount of such funds in the Collateral Account shall exceed $250,000, in the following order of priority:

         first, such amount as shall be required to reimburse the Collateral Agent for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be applied by the Collateral Agent in reimbursement of such costs and expenses;

         second, such amount as shall be required to reimburse the following amounts to the indicated Party to the extent such costs and expenses were incurred while the indicated Party was the Control Party, in each such case pro rata on the basis of all such amounts:

               (i) the Revolving Credit Facility Administrative Agent for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the Revolving Credit Facility Administrative Agent;

               (ii) the Trustee for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the Trustee; and

               (iii) the Bridge Loan Administrative Agent for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the Bridge Loan Administrative Agent;

         third, such amount as shall be required to reimburse the following amounts to the indicated Party to the extent such costs and expenses were incurred while the indicated Party was not the Control Party, in each such case pro rata on the basis of all such amounts:

               (i) the Revolving Credit Facility Administrative Agent for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the Revolving Credit Facility Administrative Agent;

               (ii) the Trustee for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the Trustee; and

               (iii) any Revolving Lender, Noteholder or Bridge Lender for payments, if any, made by such Person to the Collateral Agent or any of the Agents (to the extent not previously reimbursed) in the protection of, or the realization of the value of, any Collateral, shall be distributed to the applicable Agent for the account of such Noteholder, Revolving Lender or Bridge Lender, as the case may be; provided, that no Person shall be entitled to payment pursuant to this clause --------
         (iii) to the extent such payments were made to Collateral Agent or any of the Agents with respect to costs and expenses incurred while such Person was not a member of the Secured Party that was the Control Party;

     fourth, such amount as shall be required to pay the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, all accrued and unpaid interest, and thereafter, commitment fees, under the Revolving Credit Facility Documents (at the rate provided in the Revolving Credit Facility Documents) until such amount shall have been paid in full;

     fifth, if, immediately after the making of any payment contemplated by this clause "fifth", the Collateral Coverage Ratio is at least 3.0 to 1.0, such amount as shall be required to pay the Trustee, for the benefit of the Noteholders, all accrued and unpaid interest under the Noteholder Documents (at the rate provided in the Noteholder Documents) until such amount shall have been paid in full;

     sixth, such amount as shall be required to pay the Revolving Credit Facility Administrative Agent, for the benefit of the Revolving Lenders, for all principal (and, thereafter, any other amounts, including any fees, expenses, premiums and reimbursement obligations) outstanding under the Revolving Credit Facility Documents until such amount shall have been paid in full;

     seventh,  if (i) the Collateral  Coverage Ratio is less than 3.0 to 1.0 and
(ii) no payment was made pursuant to clause "fifth" above, such amount as shall be required to pay the Trustee, for the benefit of the Noteholders, all accrued and unpaid interest under the Noteholder Documents (at the rate provided in the

Noteholder Documents) until such amount shall have been paid in full, including all interest accrued thereon after the commencement of a Bankruptcy Case at the rate;

     eighth, such amount as shall be required to pay the Trustee, for the benefit of the Noteholders, for all principal (and, thereafter, any other amounts) outstanding under the Noteholder Documents until such amount shall have been paid in full;

     ninth, such amount as shall be required to pay the Bridge Loan Administrative Agent, for the benefit of the Bridge Lenders, all accrued and unpaid interest under the Junior Documents (at the rate provided in the Junior Documents) until such amount shall have been paid in full, including all interest accrued thereon after the commencement of a Bankruptcy Case at the rate;

     tenth, such amount as shall be required to pay the Bridge Loan Administrative Agent, for the benefit of the Bridge Lenders, for all principal (and, thereafter any other amounts) outstanding under the Junior Documents until such amount shall have been paid in full; and

     eleventh, such other amounts as shall be required to pay each of the Secured Parties for all other amounts outstanding under the Secured Documents until the Secured Obligations shall have been paid in full, pro rata on the basis of all such amounts.

     For the purposes of the foregoing, "paid in full" means, with reference to any amounts or obligations owing under the Financing Agreements, payment of all such amounts or obligations owing under such Financing Agreements in accordance with the terms thereof (which may include the cash collateralization of any contingent obligations), including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Bankruptcy Case), default interest, interest on interest, and expense reimbursements, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Bankruptcy Case.

     (c) To the extent there exists any excess monies or property in the Collateral Account after the Final Termination Date, the Collateral Agent shall return such excess amounts to the Borrower.

     (d) In the event the Collateral Agent shall not receive from any Person any information set forth in Section 4.06(a) that is required to enable the Collateral Agent to make a distribution to such Person pursuant to Section 4.06(b), the Collateral Agent shall not make such distribution to such Person. In such event, the Collateral Agent shall make distributions pursuant to other clauses of Section 4.06(b) to the extent it shall have sufficient information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Collateral Agent shall receive all necessary information to enable it to distribute any funds so withheld, and upon receipt of the information necessary to distribute any funds so withheld, the Collateral Agent shall distribute such funds accordingly.

     Section 4.07. Payments Under Debt Documents Not During Default Period. At all times other than during a Default Period, the Borrower Parties shall be entitled (i) to receive proceeds of Collateral in accordance with the Debt Documents and (ii) to pay, and shall pay, the Secured Obligations due and payable to each Secured Party in accordance with the terms of the Debt Documents even if such payments are made using the proceeds of Collateral. To the extent there exists any monies or property in the Collateral Account after the discontinuation of a Default Period, the Borrower Parties shall be entitled to receive and disburse such funds in accordance with the provisions of this
Section 4.07.

     Section 4.08. Payments Not in Compliance with this Article IV. If any payment or distribution of property or assets of any Borrower Party, whether in cash, securities or other property, shall be received by the Secured Parties and such payment or distribution was not in compliance with the provisions of this
Article IV, such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the Collateral Agent for distribution pursuant to this Article IV until all Senior Indebtedness shall have been Paid in Full.



                                   ARTICLE V

                              THE COLLATERAL AGENT

     Section 5.01. Appointment and Powers. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints U.S. Bank National Association as the Collateral Agent and U.S. Bank National Association hereby accepts such appointment and agrees to act as Collateral Agent for the Secured Parties and to perform the duties of the Collateral Agent in accordance with the provisions of this Agreement. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto.

     Section 5.02. Performance of Duties.

     (a) If the Collateral Agent receives a request to take action or consent under any of the Financing Agreements that is not expressly authorized, permitted or required by this Agreement, the Collateral Agent shall immediately request direction from the Control Party. Except as specifically provided in this Agreement, the Collateral Agent shall not take any action under this Agreement or any other Financing Agreement without the direction of the Control Party.

     (b) The Collateral Agent may perform any of its duties hereunder directly or by or through agents or employees and shall be entitled to consult with counsel and to act in reliance upon the advice of such counsel concerning matters pertaining to the agencies created hereby and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith and in reasonable reliance upon and in accordance with the advice of counsel selected by it. The Collateral Agent undertakes to perform only such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent. No provision of this Agreement shall be construed to relieve the Collateral Agent from liability to the Secured Parties, or any of them, or the Borrower for its own gross negligence or willful misconduct, provided that: (i) the Collateral Agent shall not be liable with respect to any action taken, suffered or omitted by it in good faith (A) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by this Agreement, or (B) in accordance with any written direction or request of the Secured Parties (other than those that require the consent of other parties and such consent has been withheld), unless in either case the Collateral Agent was grossly negligent in ascertaining the pertinent facts or grossly negligent in determining the requirements imposed by this Agreement or such written direction or request; and
(ii) the Collateral Agent shall not be liable for any error of judgment made in good faith by any of its officers or employees, unless the Collateral Agent was grossly negligent in ascertaining the pertinent facts or in determining the requirements imposed by this Agreement.

     (c) Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including, but not limited to lost profits, whether or not foreseeable, even if the Collateral Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought; provided, however, that this clause shall not be deemed to apply in the event of a finding by a court of competent jurisdiction of gross negligence or willful misconduct on the part of the Collateral Agent.

     Section 5.03. Reliance Upon Documents.

     (a) In the absence of bad faith on its part, the Collateral Agent (i) may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any note, notice, resolution, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, (ii) shall not be obligated to make any investigation into facts or matters stated in any such document or instrument and (iii) shall have no liability in acting, or in omitting to act, where such action or omission to act is in reliance upon any statement or opinion contained in any such document or instrument. The Collateral Agent assumes no responsibility or liability for (i) the correctness of the recitals to this Agreement, or (ii) the validity, execution (except its own execution), effectiveness, value, sufficiency, enforceability or legality of this Agreement, or the other Financing Agreements or of the Collateral (or any part thereof). The Collateral Agent shall have no responsibility for maintaining the value of the Collateral or, ensuring that any Collateral is properly delivered to it, provided that the Collateral Agent shall be responsible for holding the Collateral in accordance with the provisions hereof. The Collateral Agent shall take or cause to be taken all action recommended pursuant to any Opinion of Counsel received by the Collateral Agent as may be necessary or appropriate to perfect and protect the Security Interests granted hereby.

     (b) Notwithstanding any provision to the contrary contained in Article V, in performing its obligations to transfer amounts and make payments to any Person in accordance with Article IV, the Collateral Agent is entitled to rely upon the information furnished to it by the Agents pursuant to Sections 4.05(a) and 4.06(a).

     Section 5.04. Successor Collateral Agent.

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

     (a) Merger. Any Person into whom the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, sale, merger, consolidation or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (b) Resignation. The Collateral Agent and any successor Collateral Agent may at any time resign by giving 60 days' written notice by registered, certified or express mail to each Agent, the Borrower and each Guarantor; provided, that such resignation shall take effect only upon the date which is the later of the effective date of the appointment of a successor Collateral Agent pursuant to paragraph (d) below and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof. Subject to the preceding sentence, if on the 60th day after written notice of resignation is delivered by a resigning Collateral Agent as described above no successor Collateral Agent or temporary successor Collateral Agent has been appointed in accordance herewith, the resigning Collateral Agent may petition a court of competent jurisdiction in New York City for the appointment of a successor.

     (c) Removal. At any time other than after the occurrence and during the continuation of an Event of Default (but not more than once in any twelve (12) month period), the Borrower may remove the Collateral Agent, with or without cause, by an instrument delivered to the Collateral Agent and the Agents. At any time after the occurrence and during the continuation of an Event of Default, the Control Party may remove the Collateral Agent, with or without cause, by an instrument delivered to the Borrower, the other Agents and the Collateral Agent. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to paragraph (d) below. Any removal pursuant to the provisions of this paragraph (c) shall take effect only upon the date which is the latest of the effective date of the appointment of a successor Collateral Agent appointed pursuant to paragraph (d) below and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

     (d) Acceptance by Successor. Any successor Collateral Agent shall be a bank or trust company (i) having its principal office in New York, New York, or such other jurisdiction as the Secured Parties may approve by Majority Vote, and (ii) having a shareholders' or owners' equity of at least $500,000,000 as of the effective date of appointment. No successor Collateral Agent can be an Agent. The Secured Parties by Majority Vote shall have the sole right to appoint each successor Collateral Agent, subject only to the requirements set forth in the preceding sentence. If the Secured Parties shall not have agreed by Majority Vote within ten days as to the selection of a successor Collateral Agent, the Control Party shall have the right to appoint a temporary successor to act as the Collateral Agent. If by the 90th day after appointment of such temporary successor Collateral Agent, the Secured Parties by Majority Vote shall have remained unable to agree by Majority Vote as to the selection of a successor Collateral Agent, such temporary successor shall automatically become the successor Collateral Agent hereunder. Every temporary or permanent successor

Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Agents and the Borrower an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate such appointment, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessors.

     Section 5.05. Indemnification. The Borrower Parties shall, jointly and severally, indemnify the Collateral Agent and the Control Party, each of its officers, employees and its agents for, and hold the Collateral Agent and each of its officers, employees and its agents harmless against, any loss, liability, damage, claim, action, demand or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the performance of its duties hereunder, except such loss, liability, damage, claim, action, demand or expense as shall result from their gross negligence or willful misconduct. The obligation of the Borrower Parties under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

     Section 5.06. Compensation and Reimbursement. The Borrower agrees (a) to pay to the Collateral Agent from time to time, reasonable compensation (as separately agreed between the Borrower and Collateral Agent) for all services rendered by it hereunder, and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any certified public accountants and legal counsel), except any expense, disbursement or advance as may be attributable to gross negligence, bad faith or willful misconduct on the part of the Collateral Agent.

     Section 5.07. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to each Borrower Party and to each Secured Party as follows:

     (a) Due Organization. The Collateral Agent is a national banking association, organized, validly existing and in good standing under the laws of the United States of America and is duly authorized and licensed under Applicable Law to conduct its business as presently conducted.

     (b) Power. The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

     (c) Due Authorization. The execution and delivery of this Agreement by the Collateral Agent, and the performance by the Collateral Agent of its duties hereunder, have been duly authorized by all necessary proceedings and no further approvals or filings (other than financing statements and other Additional Documents), including any approvals by any Governmental Authority, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and the other Financing Agreements to which it is or may be party.

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

     (d) Valid and Binding Agreement. The Collateral Agent has duly executed and delivered this Agreement, and assuming due execution and delivery by the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as such enforceability may be limited (i) by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Other Intercreditor Agreement. The Collateral Agent has not entered into any subordination agreement or intercreditor agreement with respect to the Collateral other than this Agreement.

     Section 5.08. Representations and Warranties of each Borrower Party. Each Borrower Party jointly and severally represents and warrants to the Collateral Agent and each Secured Party as follows, and such representations and warranties shall survive the execution and delivery of this Agreement:

     (a) Due Organization. Each Borrower Party is a limited liability company or a corporation, as the case may be, duly organized or incorporated and validly existing and in good standing under the laws of the its respective state of organization or incorporation, and is duly authorized and licensed under Applicable Law to conduct its business as presently conducted.

     (b) Power. Each Borrower Party has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties hereunder.

     (c) Due Authorization. The execution and delivery of this Agreement by each Borrower Party, and the performance by each Borrower Party of its duties hereunder, have been duly authorized by all necessary proceedings. Other than the filing of financing statements and informational filings with the Securities and Exchange Commission, fixture filings, and recording of Mortgages, the execution, delivery, and performance by each Borrower Party of this Agreement does not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

     (d) Valid and Binding Agreement. Each Borrower Party has duly executed and delivered this Agreement, and assuming due execution and delivery by the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of each Borrower Party, enforceable against each Borrower Party in accordance with its terms, except as such enforceability may be limited by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) Perfection and Priority of Liens. The Security Interests in favor of the Senior Secured Parties are validly created and perfected shared first priority Liens and security interests, and the Security Interests in favor of the Junior Secured Parties are validly created and perfected second priority Liens and security interests, in each case, subject only to Permitted Liens; provided, however, that such representation with respect to perfection and priority does not apply with respect to (i) Securities Accounts and DDA's to the extent that a Control Agreement is necessary to perfect a security interest in such Securities Accounts or DDA's and any such Securities Accounts or DDA's have balances of $25,000 or less in the aggregate, (ii) other Personal Property Collateral that has a value of $100,000 in the aggregate, and (iii) any Oil and Gas Properties which, together with any other Oil and Gas Properties not securing the Secured Obligations, do not at any time have either an aggregate "PV-10" (as that term is defined in the Indenture in effect on the Closing Date) or an aggregate fair market acreage value exceeding $250,000.

     (f) No Other Intercreditor Agreement. No Borrower Party has entered into any subordination agreement or intercreditor agreement with respect to the Collateral other than this Agreement that is still in effect. This Agreement is intended to be a subordination agreement with respect to the Junior Secured Parties and the Junior Indebtedness within the meaning of section 510(a) of the Bankruptcy Code.

     (g) No Encumbrances. Each Borrower Party has good and indefeasible title to the Personal Property Collateral and the Real Property (other than Oil and Gas Properties constituting Real Property) owned by such Borrower Party or good and defensible title to Oil and Gas Properties constituting Real Property, owned by such Borrower Party free and clear of Liens except for Permitted Liens.

     (h) Location of Chief Executive Office; FEIN; Commercial Tort Claims. The chief executive office of each of the Borrower Parties is located at the address indicated in Schedule III and such Borrower Parties' FEIN is identified in
Schedule III. Each Borrower Parties' organizational identification number is identified in Schedule III. No Borrower Party holds any commercial tort claims as of the date hereof.

     Section 5.09. Representations and Warranties of each Secured Party. Each Secured Party severally but not jointly represents and warrants to the Collateral Agent as follows:

     (a) Due Organization. Such Secured Party is a limited liability company or a corporation, as the case may be, duly organized or incorporated and validly existing and in good standing under the laws of its respective state of organization or incorporation, and is duly authorized and licensed under Applicable Law to conduct its business as presently conducted.

     (b) Power. Such Secured Party has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties hereunder.

     (c) Due Authorization. The execution and delivery of this Agreement by such Secured Party, and the performance by such Secured Party of its duties hereunder, have been duly authorized by all necessary proceedings and no further approvals or filings, including any approvals by any Governmental Authority, are required for the valid execution and delivery by such Secured Party, or the performance by such Secured Party, of this Agreement.

     (d) Valid and Binding Agreement. Such Secured Party has duly executed and delivered this Agreement, and assuming due execution and delivery by the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms, except as such enforceability may be limited by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 5.10. Waiver of Setoffs. The Collateral Agent hereby expressly waives any and all rights of setoff that the Collateral Agent may otherwise at any time have under Applicable Law with respect to any account and agrees that amounts in the Collateral Account shall at all times be held and applied in accordance with the provisions of Article IV.



                                   ARTICLE VI

                             CONTROL PARTY; REMEDIES

     Section   6.01.   Exercise   of   Remedies;   Management   of   Collateral.
Notwithstanding  anything  to the  contrary  contained  in any of the  Financing
Agreements:

     (a) The Control Party shall have the exclusive right to direct the Collateral Agent to manage, perform and enforce the terms of the Security Documents with respect to the Collateral and to exercise and enforce all privileges and rights thereunder in their sole discretion, including (i) taking or retaking control or possession of Collateral, (ii) holding, preparing for sale, processing, selling, leasing, disposing of and liquidating Collateral,
(iii) commencing, or joining with any other creditor in commencing, any Bankruptcy Case, (iv) enforcing or settling any insurance claims with respect to the Collateral, and (v) exercising the rights and remedies described in Section 6.03, provided that, if the Collateral Agent is directed to exercise any rights and remedies in accordance with this Agreement, the Collateral Agent shall diligently pursue in good faith the exercise and enforcement of its rights or remedies against such Collateral in a commercially reasonable manner designed to maximize the value to be obtained from such Collateral and in any sale or other disposition of any of such Collateral by the Collateral Agent, the Collateral Agent shall conduct such sale or other disposition in a commercially reasonable manner. Except as provided in this Agreement, no other parties to the Financing Agreements shall have the right to exercise or to instruct the Collateral Agent to exercise any rights or remedies under the Security Documents or with respect to Collateral or commence, or join with any other creditor in commencing, any Bankruptcy Case.

     (b) Except as provided in this Agreement, any and all proceeds of Collateral which shall come into the possession, control or custody of any Borrower Party or any Secured Party will be deemed to have been received for the account of the Collateral Agent on behalf of the Secured Parties and shall be immediately paid to the Collateral Agent for deposit into the applicable Collateral Agent Account for distribution pursuant to Article IV.

     (c) The Secured Parties, by their extension of financing to the Borrower evidenced by the Financing Agreements, each hereby agree that, with respect to any Financing Agreement at any time during a Default Period, the Agents will each be directed in exercising, or refraining from exercising, any action under such applicable Financing Agreement with respect to the Collateral, including exercising remedies of a secured party thereunder, by the Collateral Agent as directed by the Control Party.

     (d) The rights and priorities set forth in this Agreement shall remain binding irrespective of the terms of any plan of reorganization in a Bankruptcy Case or other provisions of the Bankruptcy Code or any similar federal or state statute.

     Section 6.02. Control Party.


     (a) At all times other than during a Default Period, the "Control Party" shall be the Senior Secured Parties acting by Majority Vote.

     (b) Upon the commencement of a Default Period and for a period of 240 days following such commencement (the "Initial Control Period"), the Control Party shall be the Junior Secured Parties acting by Majority Vote. If, by the last Business Day during the Initial Control Period, the Senior Indebtedness shall not have been Paid in Full, the Control Party shall be the Senior Secured Parties acting by Majority Vote; provided, however, that if, within 15 days prior to the end of the Initial Control Period, the Junior Secured Parties pay or cause to be paid to the Senior Secured Parties an amount equal to the outstanding Senior Indebtedness (and cause the Senior Indebtedness to be Paid in Full), then the Junior Secured Parties shall remain the Control Party and the Junior Secured Parties will be subrogated to all of the rights of the Senior Secured Parties, including the right to payment on the Senior Indebtedness; provided further, that the Initial Control Period shall be tolled during such time as the Collateral Agent is stayed from enforcing its Liens on a material portion of the Collateral to the extent the Collateral Agent, on behalf of the Control Party, used reasonable efforts to attempt to vacate such stay or made a reasonable determination that any such action to vacate such stay would have been without merit.

     (c) After the Senior Indebtedness shall have been Paid in Full, the Control Party shall at all times be the Junior Secured Parties acting by Majority Vote.

     (d) The Collateral Agent shall give written notice to all of the other parties to this Agreement promptly upon a change in the identity of the Control Party. Each of the parties hereto agrees that it shall not exercise any of the rights of the Control Party at such time as it is not the Control Party hereunder. In the absence of bad faith on its part, the Collateral Agent may conclusively rely, and will be fully protected in so relying, on (i) statements as to the identity of the Control Party and (ii) on any direction, waiver or consent of the Control Party.

     (e) This Article VI shall not be construed in any way to limit or impair the right of any Secured Party to bid for and purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any Secured Party.

     Section 6.03. Rights and Remedies.

     (a) Remedies Under the Debt Documents. The Control Party shall direct the Collateral Agent, which in turn shall direct the Agents under each Debt Document, in the exercise of remedies available pursuant to such Debt Document.

     (b) Remedies Under the Security Documents. At all times during a Default Period, the Control Party may authorize and instruct the Collateral Agent to do any one or more of the following on behalf of the Secured Parties (and Collateral Agent, acting upon the instructions of the Control Party, shall do the same on behalf of the Secured Parties), all of which are authorized by the Borrower Parties:

         (i) enforce, settle or adjust disputes and claims (including insurance claims) directly with Account Debtors for amounts and upon terms which Collateral Agent considers advisable, and in such cases, Collateral Agent will credit the Borrower Parties with respect to obligations under the Financing Agreements with only the net amounts received by Collateral Agent in payment of such disputed Accounts after deducting all expenses incurred or expended by the Secured Parties in connection therewith;

         (ii) without notice to or demand upon any Borrower Party, make such payments and do such acts as the Collateral Agent considers necessary or reasonable to protect the Security Interests (and each of the Borrower Parties (x) hereby agrees to assemble the Personal Property Collateral if the Collateral Agent so requires, and to make the Personal Property Collateral available to the Collateral Agent at a place that the Collateral Agent may reasonably designate, (y) hereby authorizes the Collateral Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in the Collateral Agent's determination appears to conflict with the Security Interests and to pay all reasonable expenses incurred in connection therewith and to charge the Borrower Parties' therefor and (z) with respect to any owned or leased premises occupied by such Borrower Party, hereby Grants the Collateral Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Secured Parties' rights or remedies provided herein, in the other Financing Agreements, at law, in equity or otherwise);

         (iii) without notice to any Borrower Party (such notice being expressly waived), and without constituting a retention of any Collateral in satisfaction of an obligation, set off and apply to the Secured Obligations any and all (x) balances and deposits of any Borrower Party held by any Secured Party or (y) Indebtedness at any time owing to or for the credit or the account of any Borrower Party held by any Secured Party;

         (iv) hold, as cash Collateral, any and all balances and deposits of the Borrower Parties furnished as security to the Secured Parties to secure the full and final repayment of all of the Secured Obligations and apply, to the extent permitted by Applicable Law, such cash Collateral to repay the Secured Obligations;

         (v) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Personal Property Collateral (and each of the Borrower Parties hereby Grants to the Collateral Agent a license or other right to use, without charge, such Borrower Party's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral, and such Borrower Party's rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit on behalf of the Secured Parties); or

         (vi) sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Borrower Parties' premises) as the Collateral Agent determines is commercially reasonable (it being understood that it is not necessary that the Personal Property Collateral be present at any such sale);

         (vii)  give  notice  of  the  disposition  of  the  Personal   Property
     Collateral as follows: (x) the Collateral Agent shall give the Borrower Parties a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and (y) the notice shall be personally delivered or mailed, postage prepaid, to the Borrower Parties as provided in Section 8.02, at least 10 days before the earliest time of disposition set forth in thenn notice; it being understood that no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

         (viii) seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by Applicable Law, seek the appointment of such a receiver without the requirement of prior notice or a hearing;

         (ix) seek relief from the automatic stay of Section 362 of the Bankruptcy Code (or any other stay) in any Bankruptcy Case in respect of any portion of the Collateral on which the Collateral Agent then has a Lien, or seek to dismiss any Bankruptcy Case or to convert a Bankruptcy
     Case under chapter 11 of the Bankruptcy Code to a Bankruptcy Case under chapter 7 of the Bankruptcy Code;

         (x) foreclose any or all of the Mortgages and sell the Real Property or cause the Real Property to be sold in accordance with the provisions of the Mortgages and Applicable Law, and exercise any and all other rights or remedies available to the Collateral Agent, on behalf of the Secured Parties, under the Mortgages, any of the other Financing Agreements, at law or in equity with respect to the Collateral encumbered by the Mortgages;

         (xi) exercise on behalf of the Secured Parties all other rights and remedies with respect to any and all of the Collateral available at law or in equity or pursuant to any other Financing Agreement; and

         (xii) demand and receive payment from the Borrower Parties for any deficiency that exists after disposition of the Collateral (as provided above), and the Borrower Parties jointly and severally agree to immediately pay such deficiency.

     Section 6.04. Bankruptcy Issues.

     (a) This Agreement shall continue in full force and effect after the commencement of a Bankruptcy Case (all references herein to Borrower Parties being deemed to apply to Borrower Parties as debtor-in-possession and to a trustee for Borrower Parties' estate in a Bankruptcy Case), and shall apply with full force and effect with respect to all Collateral acquired by such Borrower Parties, and to all Secured Obligations incurred by Borrower Parties subsequent to such commencement (it being understood that the relative rights of the Secured Parties in or to any distributions from or in respect of any Collateral or proceeds of Collateral as provided in this Agreement shall continue after the commencement of a Bankruptcy Case on the same basis as prior to the date of such commencement), subject to any court order approving the financing of, or use of cash collateral by, the Borrower or any Obligor as debtor-in-possession. In furtherance of the foregoing, the Junior Secured Parties acknowledge and agree that, in the event of a distribution of debt or equity securities under a plan of reorganization under any Bankruptcy Case in satisfaction of Secured Obligations (such securities, "Reorganization Securities") to each of the Senior Secured Parties and the Junior Secured Parties, such Reorganization Securities received by the Junior Secured Parties shall be subordinated to the Reorganization Securities received by the Senior Secured Parties to the same extent that the Junior Indebtedness is subordinated to the Senior Indebtedness pursuant to the terms of this Agreement.

     (b) If any Borrower Party shall become subject to a Bankruptcy Case and if as debtor-in-possession moves for approval to obtain financing (a "DIP Financing") to be provided in good faith by the parties to the Revolving Credit Facility (the "DIP Lender") under Section 364 of the Bankruptcy Code (including the use of cash collateral with the consent of the DIP Lender), the other Secured Parties agree that (i) adequate notice to the other Secured Parties shall be deemed to have been provided for such DIP Financing if the other Secured Parties receive notice thereof in a manner prescribed in Section 8.02 prior to any hearing on a request to approve such DIP Financing and (ii) no objection shall be raised by it to any such DIP Financing on the grounds of a failure to provide "adequate protection" for its Liens so long as (A) the Collateral Agent for the benefit of the Secured Parties retains a Lien on the Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of such Bankruptcy Case, (B) the Collateral Agent for the benefit of the Secured Parties receives a replacement Lien on post-petition assets to the same extent granted to the DIP Lender, with the same priority as existed prior to the commencement of such Bankruptcy Case, (C) the aggregate principal amount of the DIP Financing (which shall have a superpriority administrative expense claim status and first lien priority) will not exceed the lesser of (x) the Maximum Revolver Amount, plus any Related Revolving Credit Facility Indebtedness, and (y) the outstanding pre-petition Revolving Credit Facility Indebtedness (including any obligations outstanding under Bank Product Agreements) plus $5,000,000, (D) the Collateral Agent for the benefit of each of the Secured Parties shall receive superpriority administrative expense claim status to the extent of any diminution of value of the Collateral available to such Secured Party, subordinated to the superpriority administrative expense claim status of the DIP Lender and with the same priority among the Secured Parties as existed prior to the commencement of the Bankruptcy Case, and (E) such DIP Financing is subject to the terms of this Agreement. Nothing contained herein shall be deemed to limit the rights of the other Secured Parties to object to the DIP Financing or use of cash collateral on any grounds other than the failure to provide "adequate protection" for its Liens.

     (c) Each of the Secured Parties shall not, directly or indirectly, (i) challenge or contest the validity or enforceability of this Agreement or any of the Financing Agreements, (ii) challenge or contest the exercise of any rights, remedies or duties of the Control Party in accordance with this Agreement and the applicable Financing Agreements, or (ii) take any action that would reasonably be expected to restrain, hinder, limit, delay or otherwise interfere in any material respect with the exercise of the rights or duties of the Collateral Agent in accordance with this Agreement.

     Section 6.05. Notice of Default and Certain Events.

     (a) The Borrower Parties shall promptly send to the Collateral Agent and each Agent written notice of any default under any of the Financing Agreements or any Event of Default, and shall promptly provide to the Collateral Agent and each Agent copies of any notices (other than periodic reports and advance requests) received from or delivered by any Borrower Party to any Secured Party in connection with any of the Financing Agreements.

     (b) The Collateral Agent will promptly provide to the Agents written notice of any action taken by the Collateral Agent with respect to its obligations or duties under this Agreement, including action taken at the instruction of the Control Party, and shall promptly provide the Agents with copies of any notices received from or delivered to any Borrower Party in connection with this Agreement.

     Section 6.06. Remedies Cumulative. Subject always to the terms and conditions hereof, each and every right, power and remedy given to the Secured Parties, the Collateral Agent and the Control Party specifically or otherwise in this Agreement or the other Financing Agreements shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by any Agent, the Secured Parties, the Collateral Agent or the Control Party, as appropriate, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by any Agent, the Secured Parties, the Collateral Agent or the Control Party in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

     Section 6.07. The Collateral Agent's and Secured Parties' Liability for Collateral. The Borrower Parties hereby agree that (a) the Collateral Agent and the Secured Parties shall not in any way or manner be liable or responsible for
(i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or other Person, and (b) all risk of loss, damage or destruction of the Collateral shall be borne jointly and severally by the Borrower Parties.

     Section 6.08. Amounts Collected. Any and all proceeds collected by the Collateral Agent in the exercise of remedies under this Article VI shall be deposited in the Collateral Account and distributed pursuant to Section 4.06.

     Section 6.09. Appraisals. At the request of the Control Party, the Collateral Agent may from time to time during a Default Period commission an appraisal with respect to the Collateral or any portion thereof. The Collateral Agent shall not be required to commission such appraisal unless there are sufficient funds in the Collateral Account to cover the cost of such appraisal or, if such funds are not sufficient, the Control Party (or any other Secured Party) shall have agreed to reimburse the Collateral Agent for the cost of such appraisal.

     Section 6.10. Reinstatement. If any Senior Secured Party is required in any Bankruptcy Case or otherwise to turn over or otherwise pay any amount (a "Recovery") to the estate or to any creditor or representative of a Borrower Party or any other Person, then the Senior Indebtedness shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements and obligations of the Secured Parties under this Agreement shall remain in full force and effect, and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of any Bankruptcy Case by or against any Borrower Party or any other Person and irrespective of any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower Party or any other Person in respect of the Senior Indebtedness. No priority or right of the Senior Secured Parties or any other holder of Senior Indebtedness shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower Party or any other Person or by the noncompliance by any Person with the terms, provisions, or covenants of the Financing Agreements, regardless of any knowledge thereof which the Senior Secured Parties or any holder of Senior Indebtedness may have.

     Section 6.11. Trust Indenture Act. Notwithstanding any other provision of this Article VI, the right of any Noteholder to receive payment of the principal of and interest on the Notes, on or after the respective due dates expressed in the Notes, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.



                                  ARTICLE VII

                       SUBORDINATION; FINANCING AGREEMENTS

     Section 7.01. Blockage of Payments to the Junior Secured Parties. Until all Senior Indebtedness shall have been Paid in Full, no payment in cash, securities or other property (excluding (i) securities that are subordinated to the Senior Indebtedness to the same extent as, or more deeply than, the Junior Indebtedness is subordinated to the Senior Indebtedness pursuant to this Agreement and (ii) Grey Wolf Capital Stock or any proceeds thereof) shall be made by or on behalf of the Borrower Parties with respect to any Junior Indebtedness and, except as provided in this Agreement, the Junior Secured Parties will not ask, demand, sue for, take or receive any such payment, directly or indirectly, out of the proceeds of the Collateral from or on behalf of the Borrower Parties, if at the time of such payment or immediately after giving effect thereto there shall have occurred and be continuing an Event of Default with respect to any of the Senior Documents which arises out of the failure to make any payment with respect to any Senior Indebtedness. If at any time following a blockage of payments pursuant to this Section 7.01 holders of Junior Indebtedness are no longer prohibited by this Section 7.01 from receiving any payments with respect to the Junior Indebtedness, such holders shall be entitled to receive, and the Borrower Parties shall pay, all payments with respect to the Junior Indebtedness that have been blocked together with any default interest to the extent provided for in the Junior Documents.

     Section 7.02. Payments Held in Trust/Turnover. If, notwithstanding Section 7.01, any payment or distribution of assets of any Borrower Party, whether in cash, securities or other property, shall be received by the Junior Secured Parties in violation of Section 7.01 such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the Collateral Agent for distribution pursuant to Section 4.06, until all Senior Indebtedness shall have been Paid in Full.

     Section 7.03. Collateral Agent to Effectuate Subordination. Each Secured Party by its acceptance hereof authorizes and directs the Collateral Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Agreement and appoints the Collateral Agent its attorney-in-fact for any and all such purposes.

     Section 7.04. No Waiver of Subordination Provisions. No right of the Senior Secured Parties or the Collateral Agent to enforce the subordination of the Junior Indebtedness as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Borrower Party or any of the Senior Secured Parties or the Collateral Agent or by any non-compliance by any Borrower Party with the terms, provisions and covenants of this Agreement or any other Financing Agreement.

     Section  7.05.   Modification  of  Financing  Agreements.   Notwithstanding
anything to the contrary contained in any of the other Financing Agreements:

     (a) None of the Junior Documents may be amended, restated, supplemented, replaced, substituted, renewed, refinanced, refunded, extended or otherwise modified without the prior consent of the Senior Secured Parties by Majority Vote; provided, that, without the consent of the Senior Secured Parties, the Junior Documents may be:

         (i) amended, restated or supplemented at any time in order (A) to cure any ambiguity or omission or to correct any mistake, (B) to conform to the description of the Junior Documents contained in the Offering Memorandum or
     (C) to make any other provision in regard to matters or questions (other than those described in clause (ii) below) that will not adversely affect the interests of the Senior Secured Parties in any material respect; and

         (ii) amended, restated, supplemented, replaced, substituted, renewed, refunded, extended or otherwise modified in connection with any refinancing of Junior Indebtedness (each, for purposes of this clause, a "refinancing") so long as (A) such new Indebtedness shall be in a principal amount that does not exceed the principal amount of the Indebtedness being refinanced (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) plus the amount of accrued interest thereon plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness being refinanced or the amount of any premium reasonably determined by the Borrower Parties as necessary to accomplish such refinancing, plus the amount of expenses of the Borrower Parties incurred in connection with such refinancing, (B) the Lien securing such new Indebtedness is limited to all or part of the same property that was or would have been encumbered by the Lien securing the Indebtedness being refinanced, (C) such new Indebtedness has an Average Life equal to or greater than the Average Life of the Indebtedness being refinanced and a final Stated Maturity not earlier than the final Stated Maturity of the Indebtedness being refinanced, (D) such new Indebtedness is incurred by either the Borrower or another Borrower Party that is the obligor of the Indebtedness being refinanced, and (E) such new Indebtedness, including the Lien securing such new Indebtedness, is subject to the provisions of this Agreement to the same extent as the Indebtedness being refinanced.

     (b) None of the Revolving Credit Facility Documents may be amended, restated, supplemented, replaced, substituted, renewed, refinanced, refunded, extended or otherwise modified without the prior consent of the other Senior Secured Parties and the Junior Secured Parties, each voting separately as a class, by Majority Vote; provided, that, without the consent of the other Senior Secured Parties and the Junior Secured Parties, the Revolving Credit Facility Documents may be:

         (i) amended, restated or supplemented at any time in order (A) to cure any ambiguity or omission or to correct any mistake, (B) to conform to the description of the Revolving Credit Facility Documents contained in the Offering Memorandum or (C) to make any other provision in regard to matters or questions (other than those described in clause (ii) below) that will not adversely affect the interests of the other Senior Secured Parties and the Junior Secured Parties in any material respect; or

         (ii) amended, restated, supplemented, replaced, substituted, renewed, refunded, extended or otherwise modified in connection with any refinancing of Indebtedness under the Revolving Credit Facility Documents (each, for purposes of this clause, a "refinancing") so long as (A) any such refinancing shall be in a principal amount that does not exceed the Maximum Revolver Amount, plus any Related Revolving Credit Facility Indebtedness,
     (B) such new Indebtedness shall not bear interest at a rate in excess of that payable on the Indebtedness being refinanced (or in the case of refinanced Indebtedness that was subject to a floating interest rate, a rate based on the same financial terms (including base rate and spread, as the refinanced Indebtedness) or require the payment of any premium in connection with any subsequent refinancing of such new Indebtedness in an amount in excess of that payable on the Indebtedness being refinanced, (C) the Lien securing such new Indebtedness is limited to all or part of the same property that was or would have been encumbered by the Lien securing the Indebtedness being refinanced, (D) such new Indebtedness has a final
     Stated Maturity not earlier than the final Stated Maturity of the Indebtedness being refinanced, (E) such new Indebtedness is incurred by either the Borrower or another Borrower Party who is the obligor of the Indebtedness being refinanced, and (F) such new Indebtedness, including the Lien securing such new Indebtedness, is subject to the provisions of this Agreement to the same extent as the Indebtedness being refinanced.

     (c) None of the Noteholder Documents may be amended, restated, supplemented, replaced, substituted, renewed, refinanced, refunded, extended or otherwise modified without the prior consent of the other Senior Secured Parties and the Junior Secured Parties, each voting separately as a class, by Majority Vote; provided, that, without the consent of the other Senior Secured Parties and the Junior Secured Parties, the Noteholder Documents may be:

         (i) amended, restated or supplemented at any time in order (A) to cure any ambiguity or omission or to correct any mistake, (B) to conform to the description of the Noteholder Documents contained in the Offering Memorandum or (C) to make any other provision in regard to matters or questions (other than those described in clause (ii) below) that will not adversely affect the interests of the other Senior Secured Parties and the Junior Secured Parties in any material respect; or

         (ii) amended, restated, supplemented, replaced, substituted, renewed, refunded, extended or otherwise modified in connection with any refinancing of Indebtedness under the Noteholder Documents (each, for purposes of this clause, a "refinancing") so long as (A) such new Indebtedness shall be in a principal amount that does not exceed the principal amount of the Indebtedness being refinanced (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) plus the amount of accrued interest thereon plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness being refinanced or the amount of any premium reasonably determined by the Borrower Parties as necessary to accomplish such refinancing, plus the amount of expenses of the Borrower Parties incurred in connection with such refinancing, (B) such new Indebtedness shall not bear interest at a rate in excess of a rate based on the same financial terms (including base rate and spread, as the refinanced Indebtedness) or require the payment of any premium in connection with any subsequent refinancing of such new Indebtedness in an amount in excess of that payable on the Indebtedness being refinanced, (C) the Lien securing such new Indebtedness is limited to all or part of the same property that was or would have been encumbered by the Lien securing the Indebtedness being refinanced, (D) such new Indebtedness has an Average Life equal to or greater than the Average Life of the Indebtedness being refinanced and a final Stated Maturity not earlier than the final Stated Maturity of the Indebtedness being refinanced, (E) such new Indebtedness is incurred by either the Borrower or another Borrower Party that is the obligor of the Indebtedness being refinanced, and (F) such new Indebtedness, including the Lien securing such new Indebtedness, is subject


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

     to the provisions of this Agreement to the same extent as the Indebtedness being refinanced.



                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01. Amendments. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by each of the Agents, the Collateral Agent and the Borrower; provided, that the consent of the Borrower shall not be required if such amendment, change, modification, alteration or termination does not have a material adverse effect on the Borrower Parties, taken as a whole.

     Section 8.02. Notices.

     (a) All notices, certificates, directions, reports or other communications required or permitted hereunder shall be in writing addressed to the appropriate Notice Address and shall be sufficiently given or made (and shall be deemed received or made) (i) upon delivery to such Notice Address by hand or nationally recognized overnight courier service, on the date such delivery is made, or (ii) upon receipt of confirmation of transmission by the sender's facsimile machine, on the date such transmission is made if made during normal business hours on a Business Day and otherwise on the Business Day next succeeding the date of transmission (provided that a copy of such transmission is delivered by hand or nationally recognized overnight courier service for receipt on the Business Day next succeeding the date of transmission). Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices, certificates, directions, reports or other communications shall be sent.

     (b) Upon receipt of a Default Notice, the Collateral Agent shall (i) have the right at the direction of the Control Party to exercise any and all rights and remedies (x) granted to a secured party by the UCC or otherwise allowed at law and (y) otherwise provided by this Agreement and (ii) give prompt notice thereof to the Agents (other than any Agent from which the Collateral Party received such Default Notice).

     Section 8.03. Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent or any Secured Party hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or such Secured Party or any other Secured Party to pursue any other remedy available to it.

     Section 8.04. Term of this Agreement. This Agreement shall take effect on the Closing Date and shall continue in effect until the Final Termination Date. On the Final Termination Date, this Agreement shall terminate, all outstanding obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Borrower Parties in respect of the Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Borrower Parties; provided that the provisions of Sections 5.05, 5.06, 8.06, 8.07, 8.08 and 8.09 shall survive any termination of this Agreement and the release of the Collateral upon such termination. Notwithstanding the foregoing, if (i) after the termination of this Agreement or (ii) at any time or times subsequent to the payment of all or any part of the Secured Obligations, any Secured Party shall be required to repay any amounts previously paid by or on behalf of the Borrower Parties in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, then this Agreement and the obligations of the Borrower Parties hereunder shall be reinstated and the Borrower Parties unconditionally agree to pay, jointly and severally, to the Collateral Agent upon demand a sum in cash equal to the amount of any such repayment, together with interest on such amount from the date of such repayment by such Secured Party to the date of payment to such Secured Party at the prevailing interest rate established pursuant to the terms of the applicable Debt Document. The Collateral Agent shall pay any amount received by it as aforesaid to such Secured Party, subject to the provisions of this Agreement.

     Section 8.05. Assignments. This Agreement shall (i) be a continuing obligation of the Borrower Parties, (ii) be binding upon each of the Borrower Parties, the Secured Parties, the Collateral Agent, and upon their respective successors, transferees and assigns, and (iii) inure to the benefit of and be enforceable by each of the Borrower Parties, the Secured Parties and the Collateral Agent, and by their respective successors, permitted transferees and permitted assigns. The Borrower Parties may not transfer or assign any of its rights under this Agreement, or transfer or delegate any of its duties hereunder, without the prior written consent of each of the Collateral Agent and the Agents, and any such attempted assignment or delegation shall be null and void; provided, however, that no such consent shall be required in connection with any transfer, assignment or delegation (including by merger, by consolidation or by sale of all or substantially all of the Borrower's assets) that is expressly permitted under this Agreement and each of the Financing Agreements so long as the transferee, assignee or delegate expressly agrees to be bound by the terms of this Agreement as the Borrower or a Borrower Party, as applicable. Subject to any restrictions on transfer or assignment in any of the other Financing Agreements, nothing contained herein shall restrict any Secured Party from transferring or assigning to any Person any or all of its rights under this Agreement or with respect to any real or personal property or other interests pledged to such Secured Party or in which such Secured Party has a Security Interest.

     Section 8.06. TRIAL BY JURY WAIVED. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     Section 8.08. Consents to Jurisdiction. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York in New York County, and any appellate court therefrom, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Financing Agreements or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by Applicable Law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this agreement or any of the other financing documents or the subject matter hereof may not be litigated in or by such courts.

     Section 8.09. Time of Essence. The Borrower Parties, the Collateral Agent and the Agents agree that time shall be of the essence in respect of the performance by the Borrower Parties and the Collateral Agent of their respective obligations hereunder.

     Section 8.10. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all such counterparts shall constitute one and the same instrument.

     Section 8.11. Integration. This Agreement, together with the schedules and appendices hereto (which schedules and annexes are deemed a part of this Agreement) and the other Financing Agreements, constitute the entire agreement and understanding among the parties hereto, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or proceeding involving this Agreement.

     Section 8.12. Headings. The headings of Articles, Sections and subsections herein are for convenience of reference only and shall not affect the interpretation hereof.

     Section 8.13. Full Recourse. Notwithstanding any provisions of this Agreement to the contrary, the payment obligations of the Borrower Parties set forth under this Agreement and the other Financing Agreements shall be full recourse obligations of the Borrower Parties. Upon the exhaustion of the Collateral, all further liability of the Borrower Parties shall continue and shall not be extinguished until the Final Termination Date.

     Section 8.14. Collateral Agent and its Affiliates. U.S. Bank National Association and any of its affiliates providing services in connection with the transactions contemplated in the other Financing Agreements shall have only the duties and responsibilities expressly provided in each capacity and shall not, by virtue of its or any Affiliate acting in any other capacity be deemed to have duties or responsibilities or be deemed to be held to a standard of care other than as expressly provided with respect to each such capacity. U.S. Bank National Association (or its Affiliates) in its and their various capacities in connection with the transactions contemplated in the Financing Agreements, including as Collateral Agent, may enter into business transactions from which it and/or such Affiliates may derive revenues and profits in addition to the fees stated in the various Financing Agreements, without any duty to account therefor.

         IN WITNESS WHEREOF the Borrower Parties, the Agents and the Collateral Agent have duly executed this Agreement as of the date first set forth above.

BORROWER:                        ABRAXAS PETROLEUM CORPORATION,
                                 as the Borrower

                                 By:___________________________________
                                    Title:

GUARANTORS:                       EASTSIDE COAL COMPANY, INC.,
                                  as Guarantor

                                  By:___________________________________
                                     Title:

                                  SANDIA OIL & GAS CORPORATION,
                                  as Guarantor

                                  By:___________________________________
                                     Title:


                                  SANDIA OPERATING CORP.,
                                  as Guarantor

                                  By:___________________________________
                                     Title:

                                  WAMSUTTER HOLDINGS INC.,
                                  as Guarantor

                                  By:___________________________________
                                     Title:

                                  WESTERN ASSOCIATED ENERGY CORPORATION,
                                  as Guarantor

                                  By:___________________________________
                                     Title:

REVOLVING CREDIT FACILITY ADMINISTRATIVE AGENT:  WELLS FARGO FOOTHILL, INC.,
                                                   as Revolving Credit Facility
                                                   Administrative Agent


                                               By:_________________________
                                                  Title:

TRUSTEE AND                                      U.S. BANK NATIONAL ASSOCIATION
COLLATERAL AGENT:                                as Trustee and Collateral Agent


                                                 By:________________________
                                                   Title:

BRIDGE LOAN                                      GUGGENHEIM CORPORATE FUNDING,
ADMINISTRATIVE AGENT:                            LLC, as Bridge Loan
Administrative Agent

                                                 By:________________________
                                                    Title:

                                      INDEX

Appendices
Appendix A        Definitions

Schedules
Schedule I        List of Guarantors
Schedule II       Collateral
Schedule III      Representations and Warranties

Exhibits
Exhibit A         Form of Authorized Asset Disposition Certificate
Exhibit B         Form of Authorized Asset Proceeds Release Certificate

                                                                    Appendix A
                                  Defined Terms


         Capitalized terms used in this Agreement have the following meanings:

         "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, "chattel paper" (as that term is defined in the UCC) or a General Intangible.

         "Accounts" means all of each Borrower Parties' now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the UCC), and any and all supporting obligations in respect thereof.

         "Additional   Documents"   has  the   meaning   set  forth  in  Section
2.01(h)(iii).

         "Affected Assets" means any portion of the Collateral that is subject to an Authorized Asset Disposition.

         "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director, executive officer, trustee, partner, member or comparable manager of (x) such specified Person or (y) any Person described in the preceding clause (i). For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

         "Agents"  means,  collectively,   the  Trustee,  the  Revolving  Credit
Facility Administrative Agent and the Bridge Loan Administrative Agent.

         "Applicable Law" means all applicable provisions of any constitution, statute, rule, regulation or order of any governmental or non-governmental body (including any Governmental Authority), all applicable government approvals and all applicable orders, judgments, writs or decrees of any court or arbitrator of competent jurisdiction.

         "Asset Sale" means an "Asset Sale" as defined in the Indenture in effect on the Closing Date.

         "Asset Sale Proceeds Account" has the meaning set forth in Section 4.01(a).

         "Authorized Asset Disposition" means (i) any Asset Sale and (ii) any other sale or disposition of Collateral, in each case of clauses (i) and (ii), that is not prohibited by the terms of any of the Financing Agreements.

         "Authorized   Asset   Disposition   Certificate"   means  an  Officers'
Certificate of the Borrower, in form and substance as attached hereto as Exhibit

A, certifying that the applicable sale or disposition of Collateral is authorized under this Agreement and the other Financing Agreements and that all requirements under this Agreement and the other Financing Agreements have been satisfied to allow for such sale or disposition, receipt of which Officers' Certificate has been acknowledged in writing by the Collateral Agent and provided to each of the Agents.

         "Authorized Asset Proceeds Release Certificate" means an Officers' Certificate of the Borrower, in substance as attached hereto as Exhibit B, certifying that the applicable release of proceeds from the Asset Sale Proceeds Account is authorized under this Agreement and the other Financing Agreements and that all requirements under this Agreement and the other Financing Agreements have been satisfied to allow for such release, receipt of which Officers' Certificate has been acknowledged in writing by the Collateral Agent and provided to each of the Agents.

         "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the product of (x) the number of years (and any portion thereof rounded up to the nearest month) from the date of determination to the date or dates of each successive scheduled principal payment (including any sinking fund or mandatory redemption payment requirements) of such Indebtedness multiplied by (y) the amount of each such payment by (ii) the sum of all such payments.

         "Bank Product Agreement" means those certain agreements entered into from time to time by any Borrower Party for any service or facility extended to any Borrower Party by the Revolving Credit Facility Administrative Agent or any Affiliate of the Revolving Credit Facility Administrative Agent, including (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) purchase cards, (v) cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system), (vi) cash management, including controlled disbursement, accounts or services or (vii) any Currency Exchange Contract, Interest Rate Protection Obligation or Oil and Gas Hedging Contracts (as such terms used in this definition are defined in the Indenture in effect on the Closing Date).

         "Bankruptcy Case" means any proceeding commenced by or against any Borrower Party, under any provision of the Bankruptcy Code or under any other federal, provincial or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, liquidation or other similar relief, and all converted or succeeding cases in respect thereof.

         "Bankruptcy Code" means (i) the United States Bankruptcy Code (11 U.S.C. ss. 101, et seq.), as amended, and any successor statute, or (ii) the Bankruptcy and Insolvency Act (Canada) and any successor statute, or (iii) the Companies' Creditors Arrangement Act (Canada), as applicable, or (iv) any similar legislation in a relevant jurisdiction and any successor statute, in each case as in effect from time to time.

         "Books" means any Borrower Parties' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

                                  Appendix A-2

         "Borrower" has the meaning set forth in the Preamble to this Agreement.

         "Borrower Parties" means, collectively, the Borrower and each Guarantor and each other Person who becomes a Borrower or a Guarantor under the Financing Agreements.

         "Borrower Security Documents" has the meaning set forth in the Recitals to this Agreement.

         "Bridge Lenders" has the meaning set forth in the Preamble to this Agreement.

         "Bridge Loan" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Bridge Loan to the extent not prohibited by Section 7.05.

         "Bridge Loan Administrative Agent" has the meaning set forth in the Preamble to this Agreement.

         "Bridge Loan Asset Sale" means an "Agent Directed Asset Sale" as that term is defined in Section 6.20(a) of the Bridge Loan in effect on the Closing Date.

         "Bridge Loan Asset Sale Account" has the meaning set forth in Section 4.01(a).

         "Bridge Loan Guaranty" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of a Bridge Loan Guaranty to the extent not prohibited by Section 7.05.

         "Business Day" means any day other than a Saturday, Sunday, or a day on which bank institutions in The City of New York, Minneapolis, Minnesota, or San Antonio, Texas are authorized or required by law, regulation or executive order to remain closed.

         "Capital Stock" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Cash Management Agreements" means the cash management service agreements, in form and substance as is customary each of which is among the applicable Borrower Party, the Collateral Agent and a bank providing cash management services acceptable to the Collateral Agent.

         "Closing Date" means October 28, 2004, or such other date as the Borrower and the Agents shall agree upon.

         "Collateral" means, collectively, all of the property and assets of each Borrower Party described on Schedule II attached hereto; provided, however, that no Grey Wolf Capital Stock (or any proceeds thereof) shall constitute part of the Collateral.

         "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee,

                                  Appendix A-3
or other Person in possession of, having a Lien upon, or having rights or interests in the Books and Records, the Equipment or Inventory, but excluding Oil and Gas Properties, in each case, in form and substance as is customary.

         "Collateral Account" has the meaning set forth in Section 4.01(a).

         "Collateral Agent" has the meaning set forth in the Preamble to this Agreement.

         "Collateral  Agent  Accounts"  has the  meaning  set  forth in  Section
4.01(a).

         "Collateral Agent Notice" has the meaning set forth in Section 4.05(a).

         "Collateral Coverage Ratio" means, as of any date of determination, the ratio of (i) the aggregate PV-10 of the Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves of the Borrower, provided, that the aggregate amount attributable to the PV-10 of Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves shall not exceed the aggregate PV-10 of the Proved Developed Producing Reserves multiplied by 1.2222 (so that for the purposes of such calculation the amount attribution to the PV-10 of the Proved Developed Producing Reserves shall be at least 45% of the aggregate amount attributable to this clause (i)) to (ii) the aggregate amount of Revolving Credit Facility Indebtedness then outstanding, as determined in good faith by Revolving Credit Facility Administrative Agent.

         "Collections" means all cash, checks, notes, instruments and other items of payment (including insured proceeds, proceeds of cash sales, rental proceeds and tax refunds) of any Borrower Party.

         "Commercial Tort Claim Assignment" has the meaning set forth in Section 2.01(h)(ii).

         "Control Agreement" means a control agreement, in form and substance as is customary, executed and delivered by the applicable Borrower Party, the Collateral Agent and the applicable securities intermediary with respect to a Securities Account or bank with respect to a DDA or other deposit account, other than DDAs or other deposit accounts that are subject to a Cash Management Agreement.

         "Control Party" has the meaning set forth in Section 6.02.

         "Corporate Trust Office" means the office of the Collateral Agent located in St. Paul, Minnesota, at which at any particular time its corporate trust business shall be administered. The Collateral Agent shall notify the Agents of any change in the location of such principal office prior to any such change.

         "DDA" means any checking or other demand deposit account maintained by any Borrower Party.

         "Debt Documents" means collectively, the Revolving Credit Facility, the Notes, the Indenture and the Bridge Loan.

                                  Appendix A-4

         "Default Notice" means written notice of an Event of Default from the Borrower or from any Secured Party.

         "Default Period" means the period commencing on the date that a Default Notice is received or deemed received by the Collateral Agent, the Borrower and each of the other Agents in a manner prescribed in Section 8.02 and ending at such time as the Event of Default specified in such Default Notice shall no longer be continuing.

         "DIP Financing" has the meaning set forth in Section 6.04(b).

         "DIP Lender" has the meaning set forth in Section 6.04(b).

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for all debts, public and private.

         "Equipment" means all of Borrower Parties' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), vessels, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         "Eligible Account" means either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any United States branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating of at least A3 or its equivalent by Moody's or at least A- or its equivalent by S&P. An Eligible Account may be maintained with the Collateral Agent so long as the Collateral Agent is an Eligible Institution; provided that the Collateral Agent, in its individual capacity, shall have waived all rights of set-off and counterclaim with respect to such account.

         "Eligible Institution" means the corporate trust department of the Collateral Agent or a depository institution organized under the laws of the United States of America or any state thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating of at least A3 or its equivalent by Moody's or a long-term issuer credit rating of at least A- or its equivalent by S&P.

         "Eligible Investments" means investments in (a) obligations of the United States government or agencies thereof, or obligations guarantied by the United States government, (b) open market commercial paper of any corporation incorporated under the laws of the United States or any state thereof rated at least P-1 or its equivalent by Moody's or at least A-1 or its equivalent by S&P,
(c) interest-bearing time deposits or certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof (or any United States branch of a foreign bank) having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's or A or its equivalent by S&P, provided, however, that the aggregate amount at any one time invested in certificates of deposit issued by any one bank shall not be in

                                  Appendix A-5
excess of 5% of such bank's capital and surplus, (d) Dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (c) or any subsidiary thereof, (e) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (a) through (d) as collateral so long as such investment is held by a third party custodian also qualifying as an Eligible Institution, and (f) Dollar denominated investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (a) through (d), including funds managed or offered by the Collateral Agent. All Eligible Investments must be held in an Eligible Account. If any Eligible Investment was deposited in an account which, at the time of the deposit, was an Eligible Account but subsequently ceases to qualify as an Eligible Account, the Collateral Agent must immediately transfer the Eligible Investment to an Eligible Account.

         "Event of Default" means (i) any material breach, violation or default in the observance or performance of any representation, warranty or covenant of any Borrower Party contained in this Agreement or (ii) any "Event of Default" as defined in any other Financing Agreement.

         "Event of Loss" means any "Event of Loss" as defined in the Indenture in effect on the Closing Date.

         "Farmout Agreement" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Farmout Property" has the meaning set forth in the Indenture in effect on the Closing Date.

         "FEIN" means Federal Employer Identification Number.

         "Final Termination Date" means the date on which all obligations of the
Borrower  Parties  under  the  Financing   Agreements,   including  all  Secured
Obligations, shall have been Paid in Full.

         "Financing Agreements" means, collectively, the Senior Documents and the Junior Documents.

         "General Intangibles" means all of each Borrower Party's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, judgments, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, designs, inventions, trade names, trade secrets, d/b/a's, Internet domain names, logos, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property and Negotiable Collateral.

                                  Appendix A-6

         "Governmental Authority" means any federal (including the federal government of Canada), state, local, provincial or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

         "Grant" means to grant, bargain, sell, warrant, alienate, premise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm.

         "Grey Wolf Capital Stock" means capital stock of Grey Wolf Exploration Inc. or any successor.

         "Guarantee" means any obligation, contingent or otherwise, of any Person guaranteeing Indebtedness of another Person (including obligations, agreements to purchase assets, securities or services, to take-or-pay such Indebtedness of another Person or to maintain financial statement conditions, or similar arrangements or agreements, in each case entered into for the purpose of assuring the obligee of such Indebtedness of the payment thereof, including the foregoing, the payment of amounts drawn down by letters of credit, or to protect such obligee against loss in respect thereof, in whole or in part), but excluding (i) endorsements of negotiable instruments for collection or deposit in the ordinary course of business, and (ii) contingent obligations in connection with the sale or discount of accounts receivable and similar paper; provided, however, that a Guarantee by any Person shall not include a contractual commitment by one Person to invest in another Person; and provided, further, that such Investment is otherwise permitted by the Noteholder Documents. When used as a verb, "Guarantee" shall have a corresponding meaning.

         "Guarantors" has the meaning set forth in the Preamble to this Agreement, and shall include any Person that becomes a guarantor of the Senior Indebtedness or the Junior Indebtedness after the Closing Date.

         "Guaranty Security Documents" has the meaning set forth in the Recitals to this Agreement.

         "Hydrocarbon Interests" means all rights, titles, interests and estates now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, oil, gas and casinghead gas leases, or other liquid or gaseous hydrocarbon leases, mineral fee, term or lease interests, farm-outs, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar mineral interests, including any reserved or residual interest of whatever nature.

         "Hydrocarbons" means oil, gas, coal seam gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products and byproducts refined, separated, settled and dehydrated therefrom and all products and byproducts refined therefrom, including kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur, geothermal steam, water, carbon dioxide, and all other minerals.

         "Indebtedness" has the meaning set forth in the Indenture in effect on the Closing Date.

                                  Exhibit A-7

         "Indenture" has the meaning set forth in the Recitals to this Agreement and, except as otherwise provided in this Agreement, includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Indenture to the extent not prohibited by Section 7.05.

         "Initial Control Period" has the meaning set forth in Section 6.02(b).

         "Inventory" means all of each Borrower Parties' now owned or hereafter acquired right, title, and interest with respect to "inventory" (as that term is defined in the UCC), including extracted Hydrocarbons and other goods held for sale or lease or to be furnished under a contract of service, goods that are leased by any Borrower Party as lessor, goods that are furnished by any Borrower Party under a contract of service, and raw materials, work in process, or materials used or consumed in any Borrower Party business.

         "Investment Property" means all of each Borrower Parties' now owned or hereafter acquired right, title and interest with respect to "investment property" (as that term is defined in the UCC), and any and all supporting obligations in respect thereof.

         "Junior Documents" means the Bridge Loan, each Bridge Loan Guaranty, and any other document, instrument, mortgage or agreement (including each Security Document) now existing or in the future entered into evidencing, documenting, securing or otherwise relating to the Bridge Loan, any Bridge Loan Guaranty, together with, to the extent not prohibited by Section 7.05, any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Bridge Loan, a Bridge Loan Guaranty or any such other document, instrument, mortgage or agreement.

         "Junior Indebtedness" means any and all presently existing or hereafter arising Indebtedness, reimbursement obligations, claims, debts, liabilities, expenses, fees, indemnities or other obligations (including any prepayment premium) of the Borrower Parties owing under the Junior Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and any interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed).

         "Junior Majority Vote" means, as of a particular date of determination, the affirmative vote or consent of the holders of at least a majority in aggregate unpaid principal amount of all Junior Indebtedness as of such date, voting as a single class.

         "Junior Secured Parties" means (i) the Bridge Loan Administrative Agent, individually and on behalf of the Bridge Loan Lenders, and (ii) each party to a Financing Agreement with respect to the Junior Indebtedness due to it.

         "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance or similar agreement or preferential arrangement of any kind or nature whatsoever serving to provide security for an obligation, whether or not filed, recorded or otherwise perfected under applicable law (including any agreement to give or Grant a lien or any lease, conditional sale, title retention or similar agreement having substantially the

                                  Appendix A-8
same economic effect as any of the foregoing) upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property that such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

         "Majority Vote" means, as applicable, a Senior Majority Vote or Junior Majority Vote, or, in the case of the Secured Parties collectively, the affirmative vote or consent of the holders of at least a majority in aggregate unpaid principal amount of all Secured Obligations as of such date, voting as a single class.

         "Maximum Revolver Amount" means $15,000,000, less the aggregate amount of permanent reductions of the Revolving Lenders' commitments under the Revolving Credit Facility.

         "Moody's"   means   Moody's   Investors   Service,   Inc.,  a  Delaware
corporation, and its successors and assigns.

         "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, debentures or deeds to secure debt, executed and delivered by any Borrower Party in favor of the Collateral Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Collateral Agent, that encumber the Real Property Collateral, the Oil and Gas Properties and the related improvements thereto.

         "Negotiable Collateral" means all of each Borrower Party's now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

         "Net Cash Proceeds" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Net Loss Proceeds" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Net Proceeds Offer" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Noteholders" has the meaning set forth in the Preamble to this Agreement, including their respective successor and assigns.

         "Noteholder Documents" means, collectively, the Indenture, the Notes, each Noteholder Guaranty and any other document, instrument, mortgage or agreement (including any Security Document) now existing or in the future entered into evidencing, documenting, securing or otherwise relating to the Indenture, the Notes and the Noteholder Guaranties, together with, to the extent not prohibited by Section 7.05, any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Indenture, the Notes, a Noteholder Guaranty, and any such other document, instrument, mortgage or agreement.

                                  Appendix A-9

         "Noteholder Guaranty" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of a Noteholder Guaranty to the extent not prohibited by Section 7.05.

         "Noteholder Indebtedness" means any and all presently existing or hereafter arising Indebtedness, reimbursement obligations, claims, debts, liabilities, expenses, fees, indemnities or other obligations (including any prepayment premium) of the Borrower Parties owing under the Noteholder Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed).

         "Notes" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Notes to the extent not prohibited by Section 7.05.

         "Notice Address" means:

(a) as to the Borrower Parties:

                  ABRAXAS PETROLEUM CORPORATION
                  500 North Loop 1604 East, Suite 100
                  San Antonio, Texas 78232
                  Attention:        Robert Carington
                  Telecopier:       (210)-490-8816

                  with a copy to:

                  COX SMITH MATTHEWS INCORPORATED
                  112 East Pecan Street, Suite 1800
                  San Antonio, Texas 78205
                  Attention:        Steven R. Jacobs, Esq.
                  Telecopier:       (210) 226-8395

(b) as to the Trustee and the Collateral Agent:

                  U.S. BANK NATIONAL ASSOCIATION EP-MN-W53C 60 Livingston Avenue St. Paul, Minnesota 55107
                  Attention:        Corporate Trust Administration
                  Telecopier:       (651) 495-8097

(c) as to the Revolving Credit Facility Administrative Agent:

                                 Appendix A-10

                  WELLS FARGO FOOTHILL, INC.
                  2450 Colorado Avenue
                  Suite 3000 West
                  Santa Monica, California 90404
                  Attention:        Business Finance Division Manager
                  Telecopier:       (310) 478-9788

                  with a copy to:

                  SCHULTE ROTH & ZABEL LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:        Kirby Chin, Esq.
                  Telecopier:       (212) 593-5955

(d) as to the Bridge Loan Administrative Agent:

                  GUGGENHEIM CORPORATE FUNDING, LLC
                  135 East 57th Street
                  New York, NY  10022
                  Attention:        Managing Director - Abraxas
                  Telecopier:       (212) 644-8396

         "Offering Memorandum" means the Offering Memorandum of the Borrower dated October 21, 2004, relating to the Notes.

         "Oil and Gas Business" means (i) the acquisition, exploration, exploitation, development, operation and disposition of interests in Oil and Gas Properties and Hydrocarbons, (ii) the gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or properties, including the marketing of Hydrocarbons obtained from unrelated Persons, (iii) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith, (iv) any business relating to oilfield sales and service, and (v) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (i) through (iv) of this definition.

         "Oil and Gas Hedging Contracts" means any agreement or arrangement, or any combination thereof, relating to hydrocarbon prices, transportation or basis costs or differentials or other similar financial factors, that is customary in the Oil and Gas Business and is entered into in the ordinary course of business for the purpose of limiting or managing risks associated with fluctuations in such prices, costs, differentials or similar factors and not for the purpose of speculation.

         "Oil and Gas Properties" means all Hydrocarbon Interests; personal property and/or real property now or hereafter pooled or unitized with Hydrocarbon Interests; presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby
(including all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion


                                 Appendix A-11
of the Hydrocarbon Interests; pipelines, gathering lines, compression facilities, tanks and processing plants; oil and wells, gas wells, water well, injection wells, platforms, spars or other offshore facilities, casings, rods, tubing, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, gas systems (for gathering, treating and compression), and water systems (for treating, disposal and injection); interests held in royalty trusts whether presently existing or hereafter created; Hydrocarbons in and under and which may be produced, saved, processed or attributable to the Hydrocarbon Interests, the lands covered thereby and all Hydrocarbons in pipelines, gathering lines, tanks and processing plants and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and personal property and/or real property in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, and all rights, titles, interests and estates described or referred to above, including any and all real property, now owned or hereafter acquired, used or held for use in connection with the operating, working or development of any of such Hydrocarbon Interests or personal property and/or Real Property and including any and all surface leases, rights-of-way, easements and servitude together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing; oil, gas and mineral leasehold, fee and term interests, overriding royalty interests, mineral interests, royalty interests, net profits interests, net revenue interests, oil payments, production payments, carried interests, leases, subleases, farmouts and any and all other interests in Hydrocarbons; in each case whether now owned or hereafter acquired directly or indirectly.

         "Opinion of Counsel" means a written opinion of counsel who shall be acceptable to the Collateral Agent and the Agents.

         "Paid in Full" means, with reference to any amount or obligations due and payable under any of the Financing Agreements, the final payment in full in cash of such amount or obligations (or cash collateralization in respect of any contingent obligations) in accordance with the applicable Financing Agreement and, in each case, such payment shall not be subject to disgorgement, repayment or return for any reason whatsoever and the Secured Parties' obligations to extend credit under the Financing Agreements shall have been terminated.

         "Permitted Farmout Agreement" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Permitted Liens" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Permitted Prior Liens" has the meaning set forth in the Indenture in effect on the Closing Date.

         "Person"  means  natural  persons,   corporations,   limited  liability
companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "Personal Property Collateral" means all Collateral other than Real Property.

                                 Appendix A-12

         "PV-10" has the meaning set forth in the Revolving Credit Facility in effect on the Closing Date.

         "Proved Developed Non-Producing Reserves" means those Oil and Gas Properties designated as "proved developed non-producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the board of directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

         "Proved Developed Producing Reserve" means those Oil and Gas Properties designated as "proved developed producing" (in accordance with the Definitions for Oil and Gas Reserves approved by the board of directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

         "Proved Undeveloped Reserves" means those Oil and Gas Properties designated as "proved undeveloped" (in accordance with the Definitions for Oil and Gas Reserves approved by the board of directors of the Society for Petroleum Engineers, Inc. from time to time) in the Reserve Report.

         "Real Property" means all present and future interests of any Borrower Party as owner, lessee, or otherwise, in real property, with respect to which any Secured Party, has been or is in the future granted a Lien or Security Interest, including all rents, issues, and profits or other proceeds arising therefrom, including insurance proceeds, any interest arising from an option to purchase or lease any such assets, and all of such Borrower Parties' Books and Records relating thereto.

         "Receipt of Notice Day" has the meaning set forth in Section 4.05(a).

         "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         "Recovery" has the meaning set forth in Section 6.10.

         "Related Revolving Credit Facility Indebtedness" means (i) Indebtedness under the Revolving Credit Facility related to any fees and expenses incurred by any Borrower Party in connection with the Revolving Credit Facility (including those owed to any Person not an Affiliate of a Borrower Party) in connection with any permitted amendment (including any amendment and restatement thereof), supplement, replacement, restatement or other modification from time to time, including any permitted agreements (and related instruments and documents) extending the maturity of, refinancing, replacement or other restructuring of all or any portion of the Indebtedness under the Revolving Credit Facility (and related instruments and documents) or any successor or replacement agreements (and related instruments and documents) and (ii) any capitalized interest, fees, or other expenses incurred by any Borrower Party whether or not charged to a loan account or any similar account created under the Revolving Credit Facility.

         "Release" has the meaning set forth in Section 2.03(b).

         "Release Date" has the meaning set forth in Section 2.03(a).

                                 Appendix A-13

         "Reorganization  Securities"  has the  meaning  set  forth  in  Section
6.04(a).

         "Reserve Report" has the meaning set forth in the Revolving Credit Facility in effect on the Closing Date.

         "Responsible Officer" means any officer within the Corporate Trust Office (or any successor group of the Collateral Agent) including any vice president, assistant vice president, assistant secretary.

         "Restricted Subsidiary" has means a subsidiary of any Borrower Party that is a "Restricted Subsidiary" under each of the Financing Agreements in effect on the Closing Date.

         "Revolving Lenders" has the meaning set forth in the Preamble to this Agreement.

         "Revolving Credit Facility Administrative Agent" has the meaning set forth in the Preamble to this Agreement.

         "Revolving Credit Facility" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Revolving Credit Facility to the extent not prohibited by
Section 7.05.

         "Revolving Credit Facility Documents" means, collectively, the Revolving Credit Facility, each Revolving Credit Facility Guaranty, each Bank Product Agreement, if any, and any other document, instrument, mortgage or agreement (including each Security Agreement) now existing or in the future entered into evidencing, documenting, securing or otherwise relating to the Revolving Credit Facility and the Revolving Credit Facility Guaranties, together with, to the extent not prohibited by Section 7.05, any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of the Revolving Credit Facility, a Revolving Credit Facility Guaranty, a Bank Product Agreement and any such other document, instrument, mortgage or agreement.

         "Revolving Credit Facility Guaranty" has the meaning set forth in the Recitals to this Agreement and includes any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of any Revolving Credit Facility Guaranty to the extent not prohibited by Section 7.05.

         "Revolving Credit Facility Indebtedness" means any and all presently existing or hereafter arising Indebtedness, reimbursement obligations, claims, debts, liabilities, expenses, fees, indemnities or other obligations (including any prepayment premium and obligations under Bank Product Agreements) of the Borrower Parties owing under the Revolving Credit Facility Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed).

         "Secured Obligations" means, collectively, the Senior Indebtedness and the Junior Indebtedness.

                                 Appendix A-14

         "Secured Parties" means, collectively, the Senior Secured Parties and the Junior Secured Parties. "Securities Account" means a "securities account" (as that term is defined in the UCC).

         "Security Documents" means, collectively, the Borrower Security Documents, the Guaranty Security Documents and any other document, instrument, mortgage or agreement now existing or in the future entered into securing obligations under any Debt Document, together with, to the extent not prohibited by Section 7.05, any amendment, restatement, supplement, replacement, substitution, renewal, refinancing, refunding, extension or other modification of any Borrower Security Document, any Guaranty Security Document or any such other document, instrument, mortgage or agreement; provided, however, that the Security Documents shall not include any pledge of Grey Wolf Capital Stock (or any proceeds thereof) securing the Junior Indebtedness.

         "Security Interest" means each security interest and Lien granted by any Borrower Party to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Security Documents.

         "Senior Documents" means, collectively, (i) the Revolving Credit Facility Documents and (ii) the Noteholder Documents.

         "Senior Indebtedness" means, collectively, (i) the Revolving Credit Facility Indebtedness and (ii) the Noteholder Indebtedness.

         "Senior Majority Vote" means, as of a particular date of determination, the affirmative vote or consent of the holders of at least a majority in aggregate unpaid principal amount of all Senior Indebtedness (which for the purposes of this definition shall include the outstanding unfunded commitments of such holders) as of such date, voting as a single class.

         "Senior Secured Parties" means, collectively, (i) the Trustee, individually and on behalf of the Noteholders, (ii) the Revolving Credit Facility Administrative Agent, individually and on behalf of the Revolving Lenders, and (iii) each party to a Financing Agreement with respect to the Senior Indebtedness owed to it.

         "S&P"  means  Standard  &  Poor's  Ratings  Services,   a  division  of
McGraw-Hill Companies, Inc. and any successor thereto.

         "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Trustee" has the meaning set forth in the Preamble to this Agreement.

                                 Appendix A-15

         "UCC" means the Uniform Commercial Code as adopted in the State of New York, or in such other jurisdiction as governs the perfection of the liens and security interests in the Collateral for the purposes of the provisions hereof relating to such perfection or effect of perfection, as in effect from time to time.

         "United States" means the United States of America (including the states and the District of Columbia), its territories and possessions.

                                 Appendix A-16